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EXHIBIT 10.62

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                              AMENDED AND RESTATED
                          CREDIT AND SECURITY AGREEMENT

                                 BY AND BETWEEN

                           ALLIS-CHALMERS CORPORATION

                       STRATA DIRECTIONAL TECHNOLOGY, INC.

                       JENS' OIL FIELD SERVICE, INC., AND


                         SAFCO-OIL FIELD PRODUCTS, INC.

                                       AND

                            WELLS FARGO CREDIT, INC.


                                DECEMBER 7, 2004


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                              AMENDED AND RESTATED
                          CREDIT AND SECURITY AGREEMENT

                          Dated as of December 7, 2004


         ALLIS-CHALMERS CORPORATION, a Delaware corporation ("Allis-Chalmers"), STRATA DIRECTIONAL TECHNOLOGY, INC., a Texas corporation ("Strata"), JENS' OIL FIELD SERVICE, INC., a Texas corporation ("Jens"), and SAFCO-OIL FIELD PRODUCTS, INC., a Texas corporation ("Safco" and together with Allis Chalmers, Strata, and Jens, the "Borrowers"), and Wells Fargo Credit, Inc., a Minnesota corporation (the "Lender"), hereby agree as follows:

         WHEREAS, Strata and the Lender are parties to an Amended and Restated Credit and Security Agreement dated as of February 1, 2002, as amended (the "Strata Credit Agreement"); and

         WHEREAS, Jens and the Lender are parties to a Credit and Security Agreement dated as of February 1, 2002, as amended (the "Jens Credit Agreement"); and

         WHEREAS, this Agreement amends and restates the Strata Credit Agreement and the Jens Credit Agreement in their entirety; and

         WHEREAS, Strata's obligation to repay advances under the Strata Credit Agreement was evidenced by a Third Amended and Restated Revolving Note dated as of April 2, 2004, in the original principal amount of $4,000,000 (the "Strata Revolving Note"); and

         WHEREAS, Jens' obligation to repay revolving advances under the Jens Credit Agreement was evidenced by a Revolving Note dated as of February 1, 2002, in the original principal amount of $1,000,000 (the "Jens Revolving Note"); and

         WHEREAS, Jens' obligation to repay term advances under the Jens Credit Agreement was evidenced by a Term Note dated as of February 1, 2002, in the original principal amount of $4,042,396, and by a Real Estate Note dated as of February 1, 2002, in the original principal amount of $532,000 (collectively, the "Jens Term Notes"); and

         WHEREAS, the parties hereto have agreed, among other things, that (a) the Strata Credit Agreement, the Jens Credit Agreement, the Strata Revolving Note, the Jens Revolving Note, and the Jens Term Notes will be amended and restated in their entireties by this Credit Agreement, the Revolving Note, and the Term A Note, and (b) Allis Chalmers and Safco will become Borrowers under this Credit Agreement, and that the Lender will commit to advance funds to Allis Chalmers and Safco, all on the terms and conditions set forth herein.

         NOW, THEREFORE, incorporating the Recitals, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

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                                    ARTICLE I

                                   DEFINITIONS

         Section 1.1 DEFINITIONS. For all purposes of this Agreement, except as otherwise expressly provided, the following terms shall have the meanings assigned to them in this Section or in the Section referenced after such term:

         "Accounts" means all of the Borrowers' accounts, as such term is defined in the UCC, including each and every right of each Borrower to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or otherwise arises under any contract or agreement, whether such right to payment is created, generated or earned by any Borrower or by some other person who subsequently transfers such person's interest to any Borrower, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all Liens) that any Borrower may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any property of such account debtor or other obligor; all including but not limited to all present and future accounts, contract rights, loans and obligations receivable, chattel papers, bonds, notes and other debt instruments, tax refunds and rights to payment in the nature of general intangibles.

         "Accounts Advance Rate" means up to eighty-five percent (85%), or such lesser rate as the Lender in its sole discretion may deem appropriate from time to time.

         "Advance" means a Revolving Advance, the Term A Advance or a Term B Advance.

         "Affiliate" or "Affiliates" means any Person controlled by, controlling or under common control with any Borrower, including any Subsidiary of any Borrower. For purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

         "Aggregate Face Amount" has the meaning given in SECTION 2.8(d).

         "Agreement" means this Amended and Restated Credit and Security Agreement together with all exhibits and schedules hereto, as each may be amended from time to time.

         "AirComp" means AirComp L.L.C., a Delaware limited liability company.

         "Allis Chalmers" has the meaning given in the introductory paragraph.

         "Applicable Law" has the meaning given to it in SECTION 2.7(f)(i).

         "Availability" means the amount, if any, by which the Borrowing Base exceeds the SUM of (i) the outstanding principal balance of the Revolving Note and (ii) the L/C Amount.

                                      -2-
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         "Book Net Worth" means the aggregate of the common and preferred shareholders' equity in the Borrowers, determined in accordance with GAAP.

         "Borrowing Base" means at any time the LESSER of:

                  (a) The Maximum Line Amount; or

                  (b) Subject to change from time to time in the Lender's sole discretion, the SUM of:

                           (i) the product of the Accounts Advance Rate times
                  Eligible Accounts, LESS

                           (ii) the Borrowing Base Reserve, LESS

                           (iii) the Wells Fargo Bank Obligations Reserve.

         "Borrowing Base Reserve" means, as of any date of determination, such amounts (expressed as either a specified amount or as a percentage of a specified category or item) as the Lender may from time to time establish and adjust in reducing Availability (a) to reflect events, conditions, contingencies or risks which, as determined by the Lender, do or may affect (i) the Collateral or its value, (ii) the assets or business of any Borrower, or (iii) the security interests and other rights of the Lender in the Collateral (including the enforceability, perfection and priority thereof), or (b) to reflect the Lender's judgment that any collateral report or financial information furnished by or on behalf of any Borrower to the Lender is or may have been incomplete, inaccurate or misleading in any material respect, or (c) in respect of any state of facts that the Lender determines constitutes a Default or an Event of Default.

         "Business Day" means day on which the Federal Reserve Bank of New York is open for business.

         "Capital Expenditures" means for a period, any expenditure of money during such period for the capital lease, purchase or other acquisition of any capital asset, whether payable currently or in the future.

         "Cash Flow From Operations" means for a given period, the SUM of (i) Net Income, (ii) depreciation and amortization, (iii) deferred income taxes, and
(iv) other non-cash items, each as determined for such period in accordance with GAAP.

         "Change of Control" means the occurrence of any of the following events from and after the date of this Credit Agreement:

                  (a) Any Person or "group" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a Person will be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than twenty-five percent (25%) of the voting power of all classes of capital stock of Allis Chalmers.

                  (b) Any Person or group other than Allis Chalmers is or becomes the beneficial owner, directly or indirectly, of any common stock or voting power of any Borrower other than Allis Chalmers.

                  (c) During any consecutive two (2) year period, individuals who at the beginning of such period constituted the board of Directors of any Borrower (together with any new Directors whose election to such board of Directors, or whose nomination for election by the Owners of such Borrower, was approved by a vote of two thirds (2/3) of the Directors then still in office who were either Directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of Directors of such Borrower then in office.

         "Collateral" means all of the Borrowers' Accounts, chattel paper and electronic chattel paper, deposit accounts, documents, Equipment, General Intangibles, goods, instruments, Inventory, Investment Property, letter-of-credit rights, letters of credit, all sums on deposit in any Collateral Account, and any items in any Lockbox; together with (i) all substitutions and replacements for and products of any of the foregoing; (ii) in the case of all goods, all accessions; (iii) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any goods; (iv) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods; (v) all collateral subject to the Lien of any Security Document; (vi) any money, or other assets of any Borrower that now or hereafter come into the possession, custody, or control of the Lender; (vii) all sums on deposit in the Special Account; (viii) the Real Estate; (ix) proceeds of any and all of the foregoing;
(x) books and records of any Borrower, including all mail or electronic mail addressed to any Borrower; and (xi) all of the foregoing, whether now owned or existing or hereafter acquired or arising or in which any Borrower now has or hereafter acquires any rights.

         "Collateral Account" means the "Lender Account" as defined in any Wholesale Lockbox and Collection Account Agreement.

         "Commitment" means the Lender's commitment to make Advances to, and to cause Wells Fargo Bank to issue Letters of Credit for the account of, any Borrower pursuant to ARTICLE II.

         "Constituent Documents" means with respect to any Person, as applicable, such Person's certificate of incorporation, articles of incorporation, by-laws, certificate of formation, articles of organization, limited liability company agreement, management agreement, operating agreement, shareholder agreement, partnership agreement or similar document or agreement governing such Person's existence, organization or management or concerning disposition of ownership interests of such Person or voting rights among such Person's owners.

         "Credit Facility" means the credit facility under which Revolving Advances may be made available to any Borrower by the Lender under ARTICLE II.

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         "Current Maturities of Long Term Debt" means as of a given date, the amount of all of the Borrowers' long-term debt and capitalized leases which became due during the fiscal year-to-date period ending on the designated date.

         "Cut-off Time" means 11:00 a.m., Minneapolis, Minnesota time.

         "Debt" means of a Person as of a given date, all items of indebtedness or liability which in accordance with GAAP would be included in determining total liabilities as shown on the liabilities side of a balance sheet for such Person and shall also include the aggregate payments required to be made by such Person at any time under any lease that is considered a capitalized lease under GAAP.

         "Debt Service Coverage Ratio" means (i) the SUM of (A) Cash Flow from Operations and (B) Interest Expense MINUS (C) the SUM of Unfinanced Capital Expenditures, DIVIDED by (ii) the SUM of (A) Current Maturities of Long Term Debt (including Term A Scoops and Term B Scoops) and (B) Interest Expense.

         "Deed of Trust" means the Combined Trust Deed, Security Agreement, Assignment of Rents and Fixture financing Statement, dated as of February 1, 2002, executed by Jens for the benefit of the Lender as security for the Obligations.

         "Default" means an event that, with giving of notice or passage of time or both, would constitute an Event of Default.

         "Default Period" means any period of time beginning on the day a Default or Event of Default occurs and ending on the date identified by the Lender in writing as the date that such Default or Event of Default has been cured or waived.

         "Default Rate" means an annual interest rate equal to three percent (3%) over the otherwise-applicable Floating Rate, as such rate may change from time to time.

         "Director" of any Borrower means a director if such Borrower is a corporation, a governor, manager, or managing member if such Borrower is a limited liability company, or a partner if such Borrower is a partnership.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "ERISA Affiliate" of a Borrower means any trade or business (whether or not incorporated) that is a member of a group which includes such Borrower and which is treated as a single employer under Section 414 of the IRC.

         "Eligible Accounts" means all unpaid Accounts arising from the sale or lease of goods or the performance of services, net of any credits, but excluding any such Accounts having any of the following characteristics:

                  (i) That portion of Accounts unpaid more than ninety (90) days past the invoice date;

                  (ii) That portion of Accounts that is (A) disputed or (B) subject to a claim of offset or a contra account;

                  (iii) That portion of Accounts not yet earned by the final delivery of goods or rendition of services, as applicable, to the customer, including progress billings, and that portion of Accounts for which an invoice has not been sent to the applicable account debtor;

                  (iv) Accounts constituting (A) proceeds of copyrightable material unless such copyrightable material shall have been registered with the United States Copyright Office, or (B) proceeds of patentable inventions unless an application has been filed with, or a patent has been issued by, the United States Patent and Trademark Office, containing claims covering such patentable inventions;

                  (v) Accounts owed by any unit of government, whether foreign or domestic (PROVIDED, HOWEVER, that there shall be included in Eligible Accounts that portion of Accounts owed by such units of government for which the applicable Borrower has provided evidence satisfactory to the Lender that (A) the Lender has a first priority perfected security interest and (B) such Accounts may be enforced by the Lender directly against such unit of government under all applicable laws);

                  (vi) Accounts owed by an account debtor located outside the United States or Canada which are not (A) backed by a bank letter of credit naming the Lender as beneficiary or assigned to the Lender, in the Lender's possession or control, and with respect to which a control agreement concerning the letter-of-credit rights is in effect, and acceptable to the Lender in all respects, in its sole discretion, or
         (B) covered by a foreign receivables insurance policy acceptable to the Lender in its sole discretion;

                  (vii) Accounts owed by an account debtor that is insolvent, the subject of bankruptcy proceedings or has gone out of business;

                  (viii) Accounts owed by an Owner, Subsidiary, Affiliate, Officer or employee of the applicable Borrower;

                  (ix) Accounts not subject to a duly perfected security interest in the Lender's favor or which are subject to any Lien in favor of any Person other than the Lender;

                  (x) That portion of Accounts that has been restructured, extended, amended or modified;

                  (xi) That portion of Accounts that constitutes advertising, finance charges, service charges or sales or excise taxes;

                  (xii) Accounts owed by an account debtor, regardless of whether otherwise eligible, to the extent that the aggregate balance of such Accounts exceeds fifteen percent (15%) of the aggregate amount of all Accounts of the applicable Borrower;

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

                  (xiii) Accounts owed by an account debtor, regardless of whether otherwise eligible, if ten percent (10%) or more of the total amount of Accounts of the applicable Borrower due from such debtor is ineligible under clauses (i), (ii)(A), or (x) above; and

                  (xiv) Accounts, or portions thereof, otherwise deemed ineligible by the Lender in its sole discretion.

         "Eligible Equipment" means all equipment of the Borrowers, at the lower of cost or market value as determined in accordance with GAAP; but EXCLUDING any Equipment that is encumbered by Liens other than the Security Interest or a Permitted Lien that is subordinated to the Security Interest, and any other Equipment otherwise deemed unacceptable to the Lender in its sole discretion.

         "Environmental Law" means any federal, state, local or other governmental statute, regulation, law or ordinance dealing with the protection of human health and the environment.

         "Equipment" means all of the Borrowers' equipment, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and recordkeeping equipment, parts, tools, supplies, and including specifically the goods described in any equipment schedule or list herewith or hereafter furnished to the Lender by any Borrower.

         "Event of Default" has the meaning set forth in SECTION 7.1.

         "Financial Covenants" means the covenants set forth in SECTION 6.2.

         "Floating Rate" means an annual interest rate equal to the sum of the Prime Rate plus one percent (1.00%), which interest rate shall change when and as the Prime Rate changes.

         "Funding Date" has the meaning set forth in SECTION 2.1.

         "GAAP" means generally accepted accounting principles, applied on a basis consistent with the accounting practices applied in the financial statements described in SECTION 5.6.

         "General Intangibles" means all of the Borrowers' general intangibles, as such term is defined in the UCC, whether now owned or hereafter acquired, including all present and future Intellectual Property Rights, customer or supplier lists and contracts, manuals, operating instructions, permits, franchises, the right to use any Borrower's name, and the goodwill of each Borrower's business.

         "Guarantor" means OilQuip, MCA and any other Person now or hereafter guarantying the Obligations.

         "Hazardous Substances" means pollutants, contaminants, hazardous substances, hazardous wastes, petroleum and fractions thereof, and all other chemicals, wastes, substances and materials listed in, regulated by or identified in any Environmental Law.

         "IRC" means the Internal Revenue Code of 1986, as amended from time to time.

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         "Indemnified Liabilities" has the meaning given in SECTION 8.6.

         "Indemnitees" has the meaning given in SECTION 8.6.

         "Infringement" or "Infringing" when used with respect to Intellectual Property Rights means any infringement or other violation of Intellectual Property Rights.

         "Intellectual Property Rights" means all actual or prospective rights arising in connection with any intellectual property or other proprietary rights, including all rights arising in connection with copyrights, patents, service marks, trade dress, trade secrets, trademarks, trade names or mask works.

         "Interest Expense" means for a fiscal year-to-date period, the Borrowers' total gross interest expense during such period (excluding interest income), and shall in any event include (i) interest expensed (whether or not paid) on all Debt, (ii) the amortization of debt discounts, (iii) the amortization of all fees payable in connection with the incurrence of Debt to the extent included in interest expense, and (iv) the portion of any capitalized lease obligation allocable to interest expense.

         "Interest Payment Date" has the meaning set forth in SECTION 2.9(a).

         "Inventory" means all of the Borrowers' inventory, as such term is defined in the UCC, whether now owned or hereafter acquired, whether consisting of whole goods, spare or maintenance parts or components, supplies or materials, whether acquired, held or furnished for sale, for lease or under service contracts or for manufacture or processing, and wherever located.

         "Investment Property" means all of the Borrowers' investment property, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all securities, security entitlements, securities accounts, commodity contracts, commodity accounts, stocks, bonds, mutual fund shares, money market shares and U.S. Government securities.

         "Jens Credit Agreement" has the meaning given in the recitals of this Agreement.

         "Jens Term Advances" has the meaning given in 0.

         "Jens Term Notes" has the meaning given in the recitals of this Agreement.

         "L/C Amount" means the sum of (i) the aggregate face amount of any issued and outstanding Letters of Credit and (ii) the unpaid amount of the Obligation of Reimbursement.

         "L/C Application" means an application for the issuance of standby letters of credit pursuant to the terms of a Standby Letter of Credit Agreement, in form acceptable to both Wells Fargo Bank and the Lender.

         "Letter of Credit" has the meaning set forth in SECTION 2.3(a).

         "Licensed Intellectual Property" has the meaning set forth in SECTION 5.11(c).

         "Lien" means any security interest, mortgage, deed of trust, pledge, lien, charge, encumbrance, title retention agreement or analogous instrument or device, including the interest of each lessor under any capitalized lease and the interest of any bondsman under any payment or performance bond, in, of or on any assets or properties of a Person, whether now owned or hereafter acquired and whether arising by agreement or operation of law.

         "Liquidity" means the sum of Availability plus cash of the Borrowers.

         "Loan Documents" means this Agreement, the Notes, any L/C Application, and the Security Documents.

         "Lockbox" means "Lockbox" as defined in any Wholesale Lockbox and Collection Account Agreement.

         "Material Adverse Effect" means any of the following:

                  (a) A material adverse effect on the business, operations, results of operations, prospects, assets, liabilities or financial condition of any Borrower;

                  (b) A material adverse effect on the ability of any Borrower to perform its obligations under the Loan Documents;

                  (c) A material adverse effect on the ability of the Lender to enforce the Obligations or to realize the intended benefits of the Security Documents, including a material adverse effect on the validity or enforceability of any Loan Document or of any rights against any Guarantor, or on the status, existence, perfection, priority (subject to Permitted Liens) or enforceability of any Lien securing payment or performance of the Obligations; or

                  (d) Any claim against any Borrower or written threat of litigation which if determined adversely to any Borrower would cause any Borrower to be liable to pay an amount exceeding $1,000,000 or would be an event described in clauses (a), (b) and (c) above.

         "Maturity Date" means December 31, 2007.

         "MATYEP Payments" means all payments of any kind or nature received by any Borrower from Materiales Y Equipo Petrolero, S.A. DE C.V., a Mexican corporation.

         "Maximum Line Amount" means $10,000,000 unless said amount is reduced pursuant to SECTION 2.11, in which event it means such lower amount.

         "Maximum Rate" has the meaning given to it in SECTION 2.7(f)(i).

         "MCA" means Mountain Compressed Air, Inc., a Texas corporation.

         "Mexican Capital Expenditures" means Capital Expenditures for purchases of Equipment to be used in Mexico.

         "Minimum Interest Charge" has the meaning given in SECTION 2.7(b).

         "Multiemployer Plan" means a multiemployer plan (as defined in Section 4001(a)(3) of ERISA) to which any Borrower or any ERISA Affiliate contributes or is obligated to contribute.

         "Net Income" means fiscal year-to-date after-tax net income excluding extraordinary losses and extraordinary gains, all as determined in accordance with GAAP.

         "Note" means the Revolving Note, the Term A Note or the Term B Note, and "Notes" means the Revolving Note, the Term A Note and the Term B Note.

         "Obligation of Reimbursement" means the obligation of any Borrower to reimburse Wells Fargo Bank or the Lender pursuant to the terms of the Standby Letter of Credit Agreement and any applicable L/C Application.

         "Obligations" means each Note, the Obligation of Reimbursement and each and every other debt, liability and obligation of every type and description which any Borrower may now or at any time hereafter owe to the Lender, whether such debt, liability or obligation now exists or is hereafter created or incurred, whether it arises in a transaction involving the Lender alone or in a transaction involving other creditors of any Borrower, and whether it is direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or sole, joint, several or joint and several, and including all indebtedness of any Borrower arising under any Loan Document between any Borrower and the Lender, whether now in effect or hereafter entered into, and all Wells Fargo Bank Obligations.

         "OFAC" has the meaning given in SECTION 6.2(c).

         "Off-the-shelf Software" has the meaning given in SECTION 5.11(c).

         "Officer" means with respect to any Borrower, an officer if such Borrower is a corporation, a manager if such Borrower is a limited liability company, or a partner if such Borrower is a partnership.

         "OilQuip" means OilQuip Rentals, Inc., a Delaware corporation.

         "Overadvance" means or refers to any period of time during which outstanding Revolving Advances are in excess of then-existing Availability.

         "Owned Intellectual Property" has the meaning set forth in SECTION 5.11(a).

         "Owner" means with respect to any Borrower, each Person having legal or beneficial title to an ownership interest in such Borrower or a right to acquire such an interest.

         "Pension Plan" of a Borrower means a pension plan (as defined in Section 3(2) of ERISA) maintained for employees of such Borrower or any ERISA Affiliate and covered by Title IV of ERISA.

         "Permitted Acquisition" has the meaning given in SECTION 6.18.

         "Permitted Lien" and "Permitted Liens" have the meanings set forth in
SECTION 6.3(a).

         "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Plan" of a Borrower means an employee benefit plan (as defined in Section 3(3) of ERISA) maintained for employees of such Borrower or any ERISA Affiliate.

         "Pledge Agreements" mean (i) the Pledge Agreement dated the same date as this Agreement, executed by OilQuip in the Lender's favor and (ii) the Pledge Agreement dated the same date as this Agreement, executed by Allis Chalmers in the Lender's favor.

         "Premises" of any Borrower means all locations where such Borrower conducts its business or has any rights of possession, including but not limited to the locations legally described in EXHIBIT E hereto.

         "Prime Rate" means at any time the rate of interest most recently announced by Wells Fargo Bank at its principal office as its Prime Rate, with the understanding that the Prime Rate is one of Wells Fargo Bank's base rates, and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto, and is evidenced by the recording thereof in such internal publication or publications as Wells Fargo Bank may designate. Each change in the rate of interest shall become effective on the date each Prime Rate change is announced by Wells Fargo Bank.

         "Real Estate" means the real property of Jens located at 5205 West Highway 107, Edinburgh, Texas 78539, as more fully described in the Deed of Trust.

         "Reportable Event" means a reportable event (as defined in Section 4043 of ERISA), other than an event for which the thirty (30) day notice requirement under ERISA has been waived in regulations issued by the Pension Benefit Guaranty Corporation.

         "Revolving Advance" has the meaning set forth in SECTION 2.1.

         "Revolving Note" means the Borrowers' revolving promissory note, payable to the order of the Lender in substantially the form of EXHIBIT A hereto, as same may be renewed and amended from time to time, and all replacements thereto.

         "Security Documents" means this Agreement, the Wholesale Lockbox and Collection Account Agreements, the Deed of Trust, and any other document delivered to the Lender from time to time to secure the Obligations.

         "Security Interest" has the meaning set forth in SECTION 3.1.

         "Special Account" means a specified cash collateral account maintained by a financial institution acceptable to the Lender in connection with Letters of Credit, as contemplated by SECTION 2.4.

         "Standby Letter of Credit Agreement" means an agreement governing the issuance of standby letters of credit by Wells Fargo Bank entered into between any Borrower and Lender as co-applicants and Wells Fargo Bank as issuer.

         "Strata Credit Agreement" has the meaning given in the recitals of this Agreement.

         "Subordination Agreements" means (i) the Subordination Agreement dated the same date as this Agreement, executed by Wells Fargo Bank in the Lender's favor and acknowledged by the Borrowers, (ii) the Subordination Agreement dated the same date as this Agreement, executed by Jens H. Mortensen, Jr. in the Lender's favor and acknowledged by the Borrowers and (iii) any other subordination agreement accepted by the Lender from time to time.

         "Subordinated Debt" means Debt that is subject to any Subordination Agreement.

         "Subsidiary" of a Borrower means any entity of which more than fifty percent (50%) of the outstanding ownership interests having general voting power under ordinary circumstances to elect a majority of the Directors of such entity, irrespective of whether or not at the time ownership interests of any other class or classes shall have or might have voting power by reason of the happening of any contingency, is at the time directly or indirectly owned by such Borrower, by such Borrower and one or more other Subsidiaries, or by one or more other Subsidiaries.

         "Term A Advance" has the meaning set forth in 0.

         "Term B Advance" has the meaning set forth in 0.

         "Term A Scoops" has the meaning set forth in 0.

         "Term B Scoops" has the meaning set forth in 0.

         "Term A Note" means the Borrowers' promissory note, payable to the order of the Lender in substantially the form of EXHIBIT B hereto, as same may be renewed and amended from time to time, and all replacements thereto.

         "Term B Note" means the Borrowers' promissory note, payable to the order of the Lender in substantially the form of EXHIBIT C hereto, as same may be renewed and amended from time to time, and all replacements thereto.

         "Termination Date" means the earliest of (i) the Maturity Date, (ii) the date any Borrower terminates the Credit Facility, or (iii) the date the Lender demands payment of the Obligations, following an Event of Default, pursuant to SECTION 7.2.

         "UCC" means the Uniform Commercial Code as in effect in the state designated in SECTION 8.13 as the state whose laws shall govern this Agreement, or in any other state whose laws are held to govern this Agreement or any portion hereof.

         "Unfinanced Capital Expenditures" means all Capital Expenditures EXCEPT to the extent (i) those Capital Expenditures are leased from, or otherwise financed through, a third-party leasing company or lender or (ii) to the extent funded with proceeds of the issuance of common equity of Allis Chalmers.

         "Unused Amount" has the meaning set forth in SECTION 2.8(b).

         "Unused Line Fee" has the meaning given in SECTION 2.8(b).

         "Wells Fargo Bank Obligations" means all obligations, liabilities, contingent reimbursement obligations, fees, and expenses owing by any Borrower or its Subsidiaries to Wells Fargo Bank with respect to Wells Fargo Bank Products, whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, whether or not such Borrower is obligated to reimburse said amounts to the Lender as a result of the Lender purchasing participations from or agreeing to indemnify or reimburse Wells Fargo Bank for any loss or indebtedness arising with respect to Wells Fargo Bank Products provided to any Borrower or its Subsidiaries.

         "Wells Fargo Bank Obligations Reserve" means, as of any date of determination, the dollar amount that the Lender then determines is a reasonable determination of the credit exposure with respect to Wells Fargo Bank Obligations of the Borrowers and which is available for payment of Wells Fargo Bank Obligations.

         "Wells Fargo Bank Products" means any service or facility extended to a Borrower or its Subsidiaries by Wells Fargo Bank including but not limited to:
(a) credit cards, (b) credit card processing services, (c) debit cards, (d) purchase cards, (e) cash management or related services including the Automated Clearing House processing of electronic funds transfers, (f) controlled disbursement accounts or services, and (g) any agreement which provides for an interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging a Borrower's or its Subsidiaries' exposure to fluctuations in interest or exchange rates, loan, credit exchange, security or currency valuations or commodity prices.

         "Wells Fargo Bank" means Wells Fargo Bank, National Association.

         "Wholesale Lockbox and Collection Account Agreement" means each of the separate Wholesale Lockbox and Collection Account Agreement by and among each Borrower, Wells Fargo Bank and Lender, dated the same date as this Agreement.

         Section 1.2 OTHER DEFINITIONAL TERMS; RULES OF INTERPRETATION. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP. All terms defined in the UCC and not otherwise defined herein have the meanings assigned to them in the UCC. References to Articles, Sections, subsections, Exhibits, Schedules and the like, are to Articles, Sections and subsections of, or Exhibits or Schedules attached to, this Agreement unless otherwise expressly provided. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." Unless the context in which used herein otherwise clearly requires, "or" has the inclusive meaning represented by the phrase "and/or." Defined terms include in the singular number the plural and in the plural number the singular. Reference to any agreement (including the

Loan Documents), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof (and, if applicable, in accordance with the terms hereof and the other Loan Documents), EXCEPT where otherwise explicitly provided, and reference to any promissory note includes any promissory note which is an extension or renewal thereof or a substitute or replacement therefor. Reference to any law, rule, regulation, order, decree, requirement, policy, guideline, directive or interpretation means as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect on the determination date, including rules and regulations promulgated thereunder.

                                   ARTICLE II

                     AMOUNT AND TERMS OF THE CREDIT FACILITY

         Section 2.1 REVOLVING ADVANCES. The Lender agrees, subject to the terms and conditions of this Agreement, to make advances ("Revolving Advances") to each Borrower from time to time from the date that all of the conditions set forth in SECTION 4.1 are satisfied (the "Funding Date") to and until the Maturity Date in an amount not in excess of the Maximum Line Amount. The Lender shall have no obligation to make a Revolving Advance to the extent that the amount of the requested Revolving Advance exceeds Availability. The Borrowers' obligation to pay the Revolving Advances shall be evidenced by the Revolving Note, shall be joint and several and shall be secured by the Collateral. Within the limits set forth in this SECTION 2.1, the Borrowers may borrow, prepay pursuant to SECTION 2.11, and reborrow.

         Section 2.2 PROCEDURES FOR REQUESTING ADVANCES. Each Borrower shall comply with the following procedures in requesting Revolving Advances:

                  (a) TIME FOR REQUESTS. Such Borrower shall request each Advance not later than the Cut-off Time on the Business Day the Advance is to be made. Each request that conforms to the terms of this Agreement shall be effective upon receipt by the Lender, shall be in writing or by telephone or telecopy transmission, and shall be confirmed in writing by such Borrower if so requested by the Lender, by
         (i) an Officer of Allis Chalmers; or (ii) a person designated as such Borrower's agent by an Officer of Allis Chalmers in a writing delivered to the Lender; or (iii) a person whom the Lender reasonably believes to be an Officer of Allis Chalmers or such a designated agent. The Borrowers shall repay all Advances even if the Lender does not receive such confirmation and even if the person requesting an Advance was not in fact authorized to do so. Any request for an Advance, whether written or telephonic, shall be deemed to be a representation by the Borrowers that the conditions set forth in SECTION 4.2 have been satisfied as of the time of the request.

                  (b) DISBURSEMENT. Upon fulfillment of the applicable conditions set forth in ARTICLE IV, the Lender shall disburse the proceeds of the requested Advance by crediting the same to requesting Borrower's demand deposit account maintained with Wells Fargo Bank unless the Lender and such Borrower shall agree in writing to another manner of disbursement.

         Section 2.3 LETTERS OF CREDIT.

                  (a) The Lender agrees, subject to the terms and conditions of this Agreement, to cause Wells Fargo Bank to issue, at any time after the Funding Date and prior to the Termination Date, one or more irrevocable standby or documentary letters of credit (each, a "Letter of Credit") for a Borrower's account by acting as such Borrower's co-applicant to Wells Fargo Bank as issuer. The Lender shall have no obligation to cause Wells Fargo Bank to issue any Letter of Credit if the face amount of the Letter of Credit to be issued would exceed the lesser of:

                           (i) $3,000,000 less the L/C Amount, or

                           (ii) Availability.

         Each Letter of Credit, if any, shall be issued pursuant to a separate L/C Application made by the requesting Borrower and the Lender as co-applicants to Wells Fargo Bank, which must be completed in a manner satisfactory to the Lender and Wells Fargo Bank. The terms and conditions set forth in each such L/C Application shall supplement the terms and conditions of the Standby Letter of Credit Agreement.

                  (b) No Letter of Credit shall be issued with an expiry date later than the Termination Date in effect as of the date of issuance.

                  (c) Any request for issuance of a Letter of Credit shall be deemed to be a representation by the requesting Borrower that the conditions set forth in SECTION 4.2 have been satisfied as of the date of the request.

                  (d) If a draft is submitted under a Letter of Credit when the Borrowers are unable, because a Default Period exists or for any other reason, to obtain a Revolving Advance to pay the Obligation of Reimbursement, the Borrowers shall pay to the Lender on demand and in immediately available funds, the amount of the Obligation of Reimbursement together with interest, accrued from the date of the draft until payment in full at the Default Rate. Notwithstanding the Borrowers inability to obtain a Revolving Advance for any reason, the Lender is irrevocably authorized, in its sole discretion, to make a Revolving Advance in an amount sufficient to discharge the Obligation of Reimbursement and all accrued but unpaid interest thereon.

         Section 2.4 SPECIAL ACCOUNT. If the Credit Facility is terminated for any reason while any Letter of Credit is outstanding, the Borrowers shall thereupon pay the Lender in immediately available funds for deposit in the Special Account an amount equal to the L/C Amount PLUS any anticipated fees and costs. If the Borrowers fail to promptly make any such payment in the amount required hereunder, then Lender may make a Revolving Advance against the Credit Facility in an amount sufficient to fulfill this obligation and deposit the proceeds to the Special Account. The Special Account shall be an interest bearing account maintained for the Lender by any financial institution acceptable to the Lender. Any interest earned on amounts deposited in the Special Account shall be credited to the Special Account. The Lender may apply amounts on deposit in the Special Account at any time or from time to time to the Obligations in the Lender's sole discretion. No Borrower may withdraw any amounts on deposit in the Special Account as long as the Lender maintains a security interest therein. The Lender agrees to transfer any balance in the Special Account to Borrowers when the Lender is required to release its security interest in the Special Account under applicable law.

         Section 2.5 TERM ADVANCES.

                  (a) TERM A ADVANCES.

                           On February 1, 2002, the Lender made a term advance
                  to Jens in the principal amount of $4,092,396, and a real estate advance to Jens in the principal amount of $532,000 (collectively, the "Jens Term Advances"), which advances were evidenced by the Jens Term Notes. The combined outstanding principal balance of the Jens Term Notes as of November 12, 2004, was $2,838,704.54. The Lender agrees, subject to the terms and conditions of this Agreement, to make a single advance to the Borrowers on the Funding Date in the amount of $3,496,295.46 (collectively, together with the Jens Term Advances, the "Term A Advances"). The Borrowers' obligation to pay the Term A Advances shall be evidenced by the Term A Note, shall be joint and several and shall be secured by the Collateral as provided in ARTICLE III.

                      TERM B ADVANCES.

                           The Lender agrees, subject to the terms and
                  conditions of this Agreement, to make advances to the Borrowers from time to time from the Funding Date to December 31, 2005 (each a "Term B Advance"). The Lender will have no obligation to make a Term B Advance if, after giving effect to such requested Term B Advance, the outstanding principal balance of the Term B Advances would exceed the lesser of the following amount reduced by the aggregate amount of the scheduled principal payments described in SECTION 2.6: (A) $6,000,000 and (B) the SUM of (Y) eighty percent (80%) of the purchase price (excluding tax, freight, and installation charges) of new Eligible Equipment purchased with proceeds of Term B Advances, AND (Z) the LESSER of (1) eighty percent (80%) of the orderly liquidation value and (2) ninety percent (90%) of the forced liquidation value of used Eligible Equipment purchased with proceeds of Term B Advances and acquired individually or in connection with asset acquisitions consented to in writing by the Lender. The Borrowers' obligation to pay the Term B Advances shall be evidenced by the Term B Note, shall be joint and several and shall be secured by the Collateral as provided in ARTICLE III.

                                    The Borrowers shall comply with the
                  following procedures in requesting Term B Advances:

                                    The requesting Borrower shall make each
                           request for a Term B Advance to the Lender no later than the Cut-off Time on the Business Day on which any Borrower wishes to receive a Term B Advance. Requests may be made in writing or by telephone, specifying the date of the requested Term B Advance and the amount thereof.

                                            The amount of each Term B Advance
                           shall be shall be an integral multiple of $100,000, with a minimum amount of at least $200,000.

                                            Each request shall be by an
                           individual authorized pursuant to SECTION 2.2(a).

                                    Upon fulfillment of the applicable
                  conditions set forth in ARTICLE IV, the Lender shall deposit the proceeds of the requested Term B Advance by crediting the same to the requesting Borrower's demand deposit account specified in SECTION 2.2(B) unless the Lender and the Borrowers shall agree in writing to another manner of disbursement. Upon the Lender's request, the requesting Borrower shall promptly confirm each telephonic request for a Term B Advance by executing and delivering an appropriate confirmation certificate to the Lender. The Borrowers shall be obligated to repay all Term B Advances notwithstanding the Lender's failure to receive such confirmation and notwithstanding the fact that the person requesting the same was not in fact authorized to do so. Any request for a Term B Advance, whether written or telephonic, shall be deemed to be a representation by the Borrowers, upon which the Lender may rely, that the Borrowers are in compliance with the conditions set forth in SECTION 4.2 as of the time of the request.

         Section 2.6 PAYMENT OF TERM NOTES.

                  (a) PAYMENT OF TERM A NOTE. The outstanding principal balance of the Term A Note shall be due and payable as follows:

                           Beginning on January 1, 2005, and on the first day of
                  each month thereafter, in substantially equal monthly installments of $105,583.33.

                                    In addition, within seven (7) days after any
                  Borrower receives a MATYEP Payment, in an amount equal to twenty percent (20%) of such MATYEP Payment ("Term A Scoops"), which Term A Scoops shall not exceed $1,000,000 in any twelve
                  (12) month period commencing on December 1 of any year.

                                    In addition, if the Lender at any time
                  obtains an appraisal of the Equipment as permitted under
                  SECTION 6.9(d) herein, and the appraisal shows the aggregate outstanding principal balance of the Term A Note to exceed the LESSER of eighty percent (80%) of the orderly liquidation value of Eligible Equipment (other than Equipment purchased with proceeds of Term B Advances) and ninety percent (90%) of the forced sale liquidation value of the Eligible Equipment of the Borrowers (other than Equipment purchased with proceeds of Term B Advances), then the Borrowers, within thirty (30) days of notice and demand by the Lender, shall prepay the Term A
                  Note in the amount of such excess.

                                    All prepayments of principal with respect to
                  the Term A Note shall be applied to the most remote principal installment or installments then unpaid.

                                    On the Termination Date, the entire unpaid
                  principal balance of the Term A Note, and all unpaid interest accrued thereon, will in any event be due and payable.

                  (b) PAYMENT OF TERM B NOTE. The outstanding principal balance of the Term B Note shall be due and payable as follows:

                           Beginning on January 1, 2006, in substantially equal
                  monthly installments in an amount equal to one forty-eighth (1/48) of the outstanding principal balance of the Term B Note on December 31, 2005.

                                    In addition, after all of the Term A
                  Advances have been paid in full, within seven (7) days after any Borrower receives a MATYEP Payment, in an amount equal to twenty percent (20%) of such MATYEP Payment ("Term B Scoops"), which Term B Scoops, together with any Term A Scoops paid during such fiscal year, shall not exceed $1,000,000 in any twelve (12) month period commencing on December 1 of any year.

                                    In addition, if the Lender at any time
                  obtains an appraisal of the Equipment as permitted under
                  SECTION 6.9(d) herein, and the appraisal shows the aggregate outstanding principal balance of the Term B Note to exceed the LESSER of eighty percent (80%) of the orderly liquidation value of Eligible Equipment purchased with Term B Advances and ninety percent (90%) of the forced sale liquidation value of the Eligible Equipment purchased with Term B Advances, then the Borrowers, within thirty (30) days of notice and demand by the Lender, shall prepay the Term B Note in the amount of such excess.

                                    All prepayments of principal with respect to
                  the Term B Note shall be applied to the most remote principal installment or installments then unpaid.

                                    On the Termination Date, the entire unpaid
                  principal balance of the Term B Note, and all unpaid interest accrued thereon, will in any event be due and payable.

         Section 2.7 INTEREST; MINIMUM INTEREST CHARGE; DEFAULT INTEREST RATE; APPLICATION OF PAYMENTS; PARTICIPATIONS; USURY.

                  (a) INTEREST. Except as provided in SECTION 2.7(c) and SECTION 2.7(f), the principal amount of each Advance shall bear interest at the Floating Rate.

                  (b) MINIMUM INTEREST CHARGE. Notwithstanding the interest payable pursuant to Subsection (a), the Borrowers shall pay to the Lender interest and Unused Line Fees of not less than $20,000 per month (the "Minimum Interest Charge") during the term of this Agreement, and the Borrowers shall pay any deficiency between the Minimum Interest Charge and the sum of (i) the amount of interest otherwise calculated under SECTION 2.7(a) plus (ii) the amount of the Unused Line Fee, on the first day of each month and on the Termination Date. When calculating the deficiency due hereunder, if any, between the Minimum Interest Charge and the amount of interest otherwise payable under
         SECTION 2.7(a), the Default Rate, if applicable, shall be disregarded.

                  (c) DEFAULT INTEREST RATE. At any time during any Default Period or following the Termination Date, in the Lender's sole discretion and without waiving any of its other rights or remedies, the principal of the Notes shall bear interest at the Default Rate or such lesser rate as the Lender may determine, effective as of the first day of the month in which any Default Period begins through the last day of such Default Period, or any shorter time period that the Lender may determine. The decision of the Lender to impose a rate that is less than the Default Rate or to not impose the Default Rate for the entire duration of the Default Period shall be made by Lender in its sole discretion and shall not be a waiver of any of its other rights and remedies, including its right to retroactively impose the full Default Rate for the entirety of any such Default Period or following the Termination Date.

                  (d) APPLICATION OF PAYMENTS. Payments shall be applied to the Obligations on the Business Day of receipt by the Lender, but the amount of principal paid shall continue to accrue interest at the interest rate applicable under the terms of this Agreement from the calendar day the Lender receives the payment, and continuing through the end of the first Business Day following receipt of the payment.

                  (e) PARTICIPATIONS. If any Person shall acquire a participation in the Advances or the Obligation of Reimbursement, each Borrower shall be obligated to the Lender to pay the full amount of all interest calculated under this SECTION 2.7 along with all other fees, charges and other amounts due under this Agreement, regardless if such Person elects to accept interest with respect to its participation at a lower rate than that calculated under this SECTION 2.7, or otherwise elects to accept less than its prorata share of such fees, charges and other amounts due under this Agreement.

                  (f) MAXIMUM RATE.

                           (i) Notwithstanding the other provisions of this
                  Agreement or of any Note regarding interest and rates of interest, it is the intent of the Lender and the Borrowers that the execution, delivery and performance of all Loan Documents, the transactions provided for therein and contemplated thereby, and all matters incidental and related thereto and arising therefrom, will comply and conform strictly with any governing law from time to time in effect, including usury laws. In furtherance thereof, the Lender and the Borrowers stipulate and agree that none of the terms and provisions contained in, or pertaining to, the Loan Documents will ever be construed to create a contract to pay for the use or forbearance or detention of money with interest at a rate or in an amount in excess of the maximum amount of interest permitted or allowed to be contracted for, charged, received, taken or reserved under said laws (the "Maximum Rate"). For purposes of each Loan Document, (x) "interest" will include the aggregate of all amounts which constitute or are deemed to constitute interest under Applicable Law, that are contracted for, chargeable, receivable (whether received or deemed to have been received), taken or reserved under each such document, and (y) all computations of the Maximum Rate will be made on the basis of the actual number of days elapsed over a three hundred sixty five (365) or three hundred sixty six
                  (366) day year, whichever is applicable. Neither the Borrowers nor any other Person will ever be required to pay unearned interest on, or with respect to any of, the Loan Documents and will never be required to pay interest on, or with respect to any of, the Loan Documents at a rate or in an amount in excess of the Maximum Rate, AND THE PROVISIONS OF THIS PARAGRAPH WILL CONTROL OVER ALL OTHER PROVISIONS OF THE LOAN DOCUMENTS. "Applicable Law" means the law of the state designated in
                  SECTION 8.13 hereof as the state whose laws will govern this Agreement, or, if a court of competent jurisdiction determines that the law of any other jurisdiction applies to the determination of whether the rate of interest payable under this Agreement and the Notes is usurious, the law of such jurisdiction. If the effective rate or amount of interest that would otherwise be payable under the Loan Documents would exceed the Maximum Rate, or in the event the Lender or any holder of any Note or other Obligation will charge, contract for, take, reserve or receive monies that are deemed to constitute interest that would, in the absence of this provision, increase the effective rate or amount of interest payable under the Loan Documents to a rate or amount in excess of the Maximum Rate, then the principal amount of such Note or other Obligation or the amount of interest that would otherwise be payable thereunder will be payable at, or reduced to, as applicable, the Maximum Rate, and all such monies so charged, contracted for, received, taken or reserved that are deemed to constitute interest in excess of the Maximum Rate will be immediately credited to such Note or Obligation or, if such Note or Obligation has been paid in full, returned or credited to the account of the Borrowers upon such determination, and, in any event, the Lender will not be subject to any penalties provided by any laws for contracting for, charging, taking, reserving or receiving interest in excess of the Maximum Rate. All amounts paid or agreed to be paid in connection with any Note or other Obligation which would under Applicable Law be deemed "interest" or if not so deemed, would be deemed an amount that would be included in the calculation of the Maximum Rate will, to the extent necessary to prevent such amount from exceeding the Maximum Rate and to the maximum extent not prohibited by Applicable Law, be amortized, prorated, allocated and spread through the full term of this Agreement or such Note or other Obligation, as the case may be.

                           (ii) Notwithstanding the other provisions of this
                  Agreement or of any Note regarding interest and rates of interest, if at any time or for any period the otherwise applicable rate or amount of interest provided for herein or therein (without reference to the Maximum Rate limitations of this Agreement) with respect to any Note or other Obligation would exceed the Maximum Rate, then the amount and rate of interest on such Loan or other Obligation will be limited to the Maximum Rate at such time or during such period, and at all times thereafter (including periods during which any or all of such applicable rate(s) of interest otherwise provided for herein would be less than the Maximum Rate), the interest rate on such Note or other Obligation shall (while such Note or Obligation remains outstanding) continue and remain at (but shall not exceed) the Maximum Rate until the total amount of interest accrued on such Note or other Obligation equals the amount of interest that would have accrued thereon if the applicable rate of interest otherwise provided for herein (without reference to the Maximum Rate limitation) had at all times been in effect; PROVIDED, HOWEVER, that in no event will the aggregate of all interest charged, received, contracted for, payable or paid in connection with the any Note or other Obligation exceed an amount equal to interest on such Note or other Obligation during the period such are outstanding, incurred or existing at the Maximum Rate, so long (and for such periods) as the Maximum Rate will be applicable to this Agreement and the transactions contemplated hereby. If, at maturity or final payment of any Note or other Obligation, as applicable, the total amount of interest paid or accrued on such Note or other Obligation under the foregoing provisions is less than the total amount of interest that would have been paid or accrued if the applicable contractual rate of interest provided for herein (without limitation to the Maximum Rate) had at all times been in effect, then the Borrowers agree, to the fullest extent permitted by and in compliance with Applicable Law, to pay an amount equal to the difference between (x) the lesser of (A) the amount of interest that would have been paid or accrued on such Note or other Obligation, as applicable, if the Maximum Rate had at all times been in effect and (B) the amount of interest that would have been paid or accrued on such Note or other Obligation, as applicable, if a rate per annum equal to the applicable contractual rate of interest provided for herein (without limitation to the Maximum Rate) had at all times been in effect, and (y) the amount of interest paid or accrued in accordance with the other provisions of such Note or other Obligation, as applicable.

         Section 2.8 FEES.

                  (a) ORIGINATION FEE. The Borrowers together shall pay the Lender a fully earned and non-refundable origination fee of $175,000, due and payable upon the Funding Date.

                  (b) UNUSED LINE FEE. For the purposes of this SECTION 2.8(b), "Unused Amount" means the Maximum Line Amount reduced by the sum of outstanding Revolving Advances and the L/C Amount. Each Borrower agrees to pay to the Lender an aggregate unused line fee (the "Unused Line Fee") at the rate of one-half of one percent (0.50%) per annum on the average daily Unused Amount from the date of this Agreement to and including the Termination Date, due and payable monthly in arrears on the first day of the month and on the Termination Date.

                  (c) COLLATERAL EXAM FEES. Each Borrower shall pay the Lender fees in connection with any collateral exams, audits or inspections conducted by or on behalf of the Lender of any Collateral or any Borrower's operations or business at the rates established from time to time by the Lender as its collateral exam fees (which fees are currently $850 per day per collateral examiner), together with all actual out-of-pocket costs and expenses incurred in conducting any such collateral examination or inspection.

                  (d) LETTER OF CREDIT FEES. The Borrower for whose account any Letter of Credit is issued shall pay to the Lender a fee with respect to such Letter of Credit, if any, accruing on a daily basis and computed at an annual rate of three and one-half percent (3.5%) of the aggregate amount that may then be drawn, assuming compliance with all conditions for drawing (the "Aggregate Face Amount"), from and including the date of issuance of such Letter of Credit until such date as such Letter of Credit shall terminate by its terms or be returned to the Lender, due and payable monthly in arrears on the first day of each month and on the Termination Date; PROVIDED, HOWEVER, that during Default Periods, in the Lender's sole discretion and without waiving any of its other rights and remedies, such fee shall increase to six and one-half percent (6.5%) of the Aggregate Face Amount. The foregoing fee shall be in addition to any and all fees, commissions and charges of Wells Fargo Bank with respect to or in connection with such Letter of Credit.

                  (e) LETTER OF CREDIT ADMINISTRATIVE FEES. The Borrower for whose account any Letter of Credit is issued shall pay to the Lender all administrative fees charged by Wells Fargo Bank in connection with the honoring of drafts under any Letter of Credit, amendments thereto, transfers thereof and all other activity with respect to the Letters of Credit at the then-current rates published by Wells Fargo Bank for such services rendered on behalf of customers of Wells Fargo Bank generally.

                  (f) TERMINATION AND LINE REDUCTION FEES. If the Credit Facility is terminated (i) by the Lender during a Default Period that begins before the Maturity Date, (ii) by any Borrower (A) as of a date other than the Maturity Date or (B) as of the Maturity Date but without the Lender having received written notice of such termination at least thirty (30) days before such Maturity Date, or if any Borrower reduces the Maximum Line Amount, the Borrowers shall pay to the Lender a fee in an amount equal to a percentage of the Maximum Line Amount (or the reduction of the Maximum Line Amount, as the case may be) as follows:
         (A) two percent (2%) if the termination or reduction occurs on or before the first anniversary of the Funding Date; and (B) one percent (1%) if the termination or reduction occurs after the first anniversary of the Funding Date.

                  (g) PREPAYMENT FEES. If the Term A Note or the Term B Note is prepaid for any reason (other than in accordance with SECTION 2.6), whether voluntarily or by acceleration, the Borrowers shall pay to the Lender a prepayment fee in an amount equal to (i) two percent (2%) of the amount prepaid, if prepayment occurs on or before the first anniversary of the Funding Date; (ii) one percent (1%) of the amount prepaid, if prepayment occurs after the first anniversary of the Funding Date.

                  (h) WAIVER OF TERMINATION AND PREPAYMENT FEES. Each Borrower, will be excused from the payment of termination and prepayment fees otherwise due under SECTION 2.8(f) and SECTION 2.8(g) (i) if such termination or prepayment is made because of refinancing of such Borrower in full through Wells Fargo Bank or (ii) if up to fifty percent (50%) of the outstanding principal and accrued interest on such Term A Note or Term B Note shall be refinanced with funds raised from new equity issuances of Allis Chalmers or (iii) for up to $100,000 in prepayments of the Term A Note in any fiscal year using proceeds of sales of Equipment in accordance with SECTION 6.17.

                  (i) OVERADVANCE FEES. The Borrower shall pay a fee for each Overadvance in the minimum amount of $500 for each day or portion thereof that Revolving Advances exceed the Borrowing Base, regardless of how the Overadvance arises or whether or not the Overadvance has been agreed to in advance by Lender; PROVIDED, HOWEVER, that payment of any such Overadvance fee shall not be deemed to constitute either consent to the Overadvance or the waiver of any Event of Default arising as the result of an Overadvance not otherwise consented to in advance by Lender.

                  (j) OTHER FEES AND CHARGES; PAYMENT OF FEES. The Lender may from time to time impose additional fees and charges as consideration for Advances made in excess of Availability or for other events that constitute an Event of Default or a Default hereunder, including fees and charges for the administration of Collateral by the Lender, and fees and charges for the late delivery of reports, which may be assessed in the Lender's sole discretion on either an hourly, periodic, or flat fee basis, and in lieu of or in addition to imposing interest at the Default Rate.

         Section 2.9 TIME FOR INTEREST PAYMENTS; PAYMENT ON NON-BUSINESS DAYS; COMPUTATION OF INTEREST AND FEES.

                  (a) TIME FOR INTEREST PAYMENTS. Accrued and unpaid interest shall be due and payable on the first day of each month and on the Termination Date (each an "Interest Payment Date"), or if any such day is not a Business Day, on the next succeeding Business Day. Interest will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of advance to the Interest Payment Date. If an Interest Payment Date is not a Business Day, payment shall be made on the next succeeding Business Day.

                  (b) PAYMENT ON NON-BUSINESS DAYS. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest on the Advances or the fees hereunder, as the case may be.

                  (c) COMPUTATION OF INTEREST AND FEES. Interest accruing on the outstanding principal balance of the Advances and fees hereunder outstanding from time to time shall be computed on the basis of actual number of days elapsed in a year of three hundred sixty (360) days.

         Section 2.10 LOCKBOX AND COLLATERAL ACCOUNT; SWEEP OF FUNDS.

                  (a) LOCKBOX AND COLLATERAL ACCOUNT.

                           (i) Each Borrower shall instruct all account debtors
                  to pay all Accounts directly to the Lockbox. If, notwithstanding such instructions, any Borrower receives any payments on Accounts, such Borrower shall deposit such payments into the Collateral Account. Each Borrower shall also deposit all other cash proceeds of Collateral regardless of source or nature directly into the Collateral Account. Until so deposited, such Borrower shall hold all such payments and cash proceeds in trust for and as the property of the Lender and shall not commingle such property with any of its other funds or property. All deposits in the Collateral Account shall constitute proceeds of Collateral and shall not constitute payment of the Obligations.

                           (ii) All items deposited in the Collateral Account
                  shall be subject to final payment. If any such item is returned uncollected, such Borrower will immediately pay the Lender, or, for items deposited in the Collateral Account, the bank maintaining such account, the amount of that item, or such bank at its discretion may charge any uncollected item to such Borrower's commercial account or other account. Each Borrower shall be liable as an endorser on all items deposited in the Collateral Account, whether or not in fact endorsed by such Borrower.

                  (b) SWEEP OF FUNDS. The Lender shall from time to time, in accordance with the applicable Wholesale Lockbox and Collection Account Agreement, cause funds in each Borrower's Collateral Account to be transferred to the Lender's general account for payment of Obligations that are then due and payable. Amounts deposited in the Collateral Account shall not be subject to withdrawal by such Borrower, EXCEPT after payment in full and discharge of all Obligations.

         Section 2.11 VOLUNTARY PREPAYMENT; REDUCTION OF THE MAXIMUM LINE AMOUNT; TERMINATION OF THE CREDIT FACILITY BY THE BORROWERS. Except as otherwise provided herein, the Borrowers may prepay the Advances in whole at any time or from time to time in part. Any Borrower may prepay the Term A Advance or the Term B Advances, terminate the Credit Facility or reduce the Maximum Line Amount at any time if such Borrower (i) gives the Lender at least thirty (30) days prior written notice and (ii) pays the Lender termination fees, prepayment fees, contracted funds breakage fees and Maximum Line Amount reduction fees in accordance with SECTION 2.8(f) and SECTION 2.8(g). Any reduction in the Maximum Line Amount shall be in integral multiples of $100,000, and with a minimum reduction of at least $500,000. If any Borrower terminates the Credit Facility or reduces the Maximum Line Amount to zero (0), all Obligations shall be immediately due and payable, and if such Borrower gives Lender less than the required thirty (30) days notice, such Borrower shall be liable for payment of additional interest for each day that the notice was short of the required thirty (30) day notice, which interest shall be the greater of the Minimum Interest Charge or Unused Line Fee calculated based on the Borrowers' average borrowings under the Credit Facility for the six (6) months prior to the date that any Borrower gives notice of its intent to terminate the Credit Facility or reduce the Maximum Line Amount. Subject to termination of the Credit Facility and payment and performance of all Obligations, the Lender shall, at the Borrowers' expense and within the time periods required under applicable law, release or terminate any filings or other agreements that perfect the Security Interest.

         Section 2.12 MANDATORY PREPAYMENT. Without notice or demand, if the sum of the outstanding principal balance of the Revolving Advances PLUS the L/C Amount shall at any time exceed the Borrowing Base, the Borrowers shall (i) FIRST, immediately prepay the Revolving Advances to the extent necessary to eliminate such excess; and (ii) SECOND, if prepayment in full of the Revolving Advances is insufficient to eliminate such excess, pay to the Lender in immediately available funds for deposit in the Special Account an amount equal to the remaining excess. Any payment received by the Lender under this SECTION
2.12 or under SECTION 2.11 may be applied to the Obligations, in such order and in such amounts as the Lender in its sole discretion may determine from time to time.

         Section 2.13 REVOLVING ADVANCES TO PAY OBLIGATIONS. Notwithstanding the terms of SECTION 2.1, the Lender may, in its discretion at any time or from time to time, without any Borrower's request and even if the conditions set forth in
SECTION 4.2 would not be satisfied, make a Revolving Advance in an amount equal to the portion of the Obligations from time to time due and payable, and may deliver the proceeds of any such Revolving Advance to Wells Fargo Bank to pay any unpaid Wells Fargo Bank Obligations.

         Section 2.14 USE OF PROCEEDS. Each Borrower shall use the proceeds of Advances and each Letter of Credit issued for its account in accordance with
SCHEDULE 2.14 and for ordinary working capital purposes.

         Section 2.15 LIABILITY RECORDS. The Lender may maintain from time to time, at its discretion, records as to the Obligations. All entries made on any such record shall be presumed correct until a Borrower establishes the contrary. Upon the Lender's demand, each Borrower will admit and certify in writing the exact principal balance of the Obligations that such Borrower then asserts to be outstanding. Any billing statement or accounting rendered by the Lender shall be conclusive and fully binding on the Borrowers unless a Borrower gives the Lender specific written notice of exception within thirty (30) days after receipt.

                                   ARTICLE III

                      SECURITY INTEREST; OCCUPANCY; SETOFF

         Section 3.1 GRANT OF SECURITY INTEREST. Each Borrower hereby pledges, assigns and grants to the Lender, for the benefit of itself and Wells Fargo Bank with respect to Wells Fargo Bank Obligations, a lien and security interest (collectively referred to as the "Security Interest") in the Collateral, as security for the payment and performance of the Obligations. Upon request by the Lender, each Borrower will grant the Lender, for the benefit of itself and Wells Fargo Bank, with respect to any Wells Fargo Bank Obligations, a security interest in all commercial tort claims it may have against any Person.

         Section 3.2 NOTIFICATION OF ACCOUNT DEBTORS AND OTHER OBLIGORS. The Lender may at any time during a Default Period notify any account debtor or other person obligated to pay the amount due that such right to payment has been assigned or transferred to the Lender for security and shall be paid directly to the Lender. Each Borrower will join in giving such notice if the Lender so requests. At any time after such Borrower or the Lender gives such notice to an account debtor or other obligor, the Lender may, but need not, in the Lender's name or in such Borrower's name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor. The Lender may, in the Lender's name or in such Borrower's name, as such Borrower's agent and attorney-in-fact, notify the United States Postal Service to change the address for delivery of such Borrower's mail to any address designated by the Lender, otherwise intercept such Borrower's mail, and receive, open and dispose of such Borrower's mail, applying all Collateral as permitted under this Agreement and holding all other mail for such Borrower's account or forwarding such mail to such Borrower's last known address.

         Section 3.3 ASSIGNMENT OF INSURANCE. As additional security for the payment and performance of the Obligations, each Borrower hereby assigns to the Lender any and all monies (including proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of such Borrower with respect to, any and all policies of insurance now or at any time hereafter covering the Collateral or any evidence thereof or any business records or valuable papers pertaining thereto, and such Borrower hereby directs the issuer of any such policy to pay all such monies directly to the Lender. At any time, whether or not a Default Period then exists, the Lender may (but need not), in the Lender's name or in such Borrower's name, execute and deliver proof of claim, receive all such monies, endorse checks and other instruments representing payment of such monies, and adjust, litigate, compromise or release any claim against the issuer of any such policy.

         Section 3.4 OCCUPANCY. (a) Each Borrower hereby irrevocably grants to the Lender the right to take exclusive possession of the Premises at any time during a Default Period without notice or consent.

                  (a) The Lender may use the Premises only to hold, process, manufacture, sell, use, store, liquidate, realize upon or otherwise dispose of goods that are Collateral and for other purposes that the Lender may in good faith deem to be related or incidental purposes.

                  (b) The Lender's right to hold the Premises shall cease and terminate upon the earlier of (i) payment in full and discharge of all Obligations and termination of the Credit Facility, and (ii) final sale or disposition of all goods constituting Collateral and delivery of all such goods to purchasers.

                  (c) The Lender shall not be obligated to pay or account for any rent or other compensation for the possession, occupancy or use of any of the Premises; PROVIDED, HOWEVER, that if the Lender does pay or account for any rent or other compensation for the possession, occupancy or use of any of the Premises, such Borrower shall reimburse the Lender promptly for the full amount thereof. In addition, such Borrower will pay, or reimburse the Lender for, all taxes, fees, duties, imposts, charges and expenses at any time incurred by or imposed upon the Lender by reason of the execution, delivery, existence, recordation, performance or enforcement of this Agreement or the provisions of this SECTION 3.4.

         Section 3.5 LICENSE. Without limiting the generality of any other Security Document, each Borrower hereby grants to the Lender a non-exclusive, worldwide and royalty-free license to use or otherwise exploit all Intellectual Property Rights of such Borrower for the purpose of: (a) completing the manufacture of any in-process materials during any Default Period so that such materials become saleable Inventory, all in accordance with the same quality standards previously adopted by such Borrower for its own manufacturing and subject to such Borrower's reasonable exercise of quality control; and (b) selling, leasing or otherwise disposing of any or all Collateral during any Default Period.

         Section 3.6 FINANCING STATEMENT. Each Borrower authorizes the Lender to file from time to time, such financing statements against collateral described as "all personal property" or "all assets" or describing specific items of collateral including commercial tort claims as the Lender deems necessary or useful to perfect the Security Interest. All financing statements filed before the date hereof to perfect the Security Interest were authorized by each Borrower and are hereby re-authorized. A carbon, photographic or other reproduction of this Agreement or of any financing statements signed by such Borrower is sufficient as a financing statement and may be filed as a financing statement in any state to perfect the security interests granted hereby. For this purpose, each Borrower represents and warrants that the following information is true and correct:

                  Name and address of Borrowers:

                  Allis-Chalmers Corporation
                  5075 Westheimer Road, Suite 890
                  Houston, Texas 77056
                  Organizational Identification No.  0000285806

                  Strata Directional Technology, Inc.
                  1034 Regional Park Drive
                  Houston, Texas 77060
                  Organizational Identification No. 138384700

                  Jens' Oil Field Service, Inc.
                  5205 W. University Drive
                  P.O. Box 1176 Edinburgh, Texas 78540
                  Organizational Identification No. 58880300

                  Safco-Oil Field Products, Inc.
                  21131 Hardy Street
                  Houston, TX 77073
                  Organizational Identification No.  0046281400

                  Name and address of Lender:

                  Wells Fargo Credit, Inc.
                  MAC T5698-030
                  40 N.E. Loop 410, Suite 340
                  San Antonio, Texas 78216

         Section 3.7 SETOFF. The Lender may at any time or from time to time, at its sole discretion and without demand and without notice to anyone, setoff any liability owed to any Borrower by the Lender, whether or not due, against any Obligation, whether or not due. In addition, each other Person holding a participating interest in any Obligations shall have the right to appropriate or setoff any deposit or other liability then owed by such Person to any Borrower, whether or not due, and apply the same to the payment of said participating interest, as fully as if such Person had lent directly to such Borrower the amount of such participating interest.

         Section 3.8 COLLATERAL. This Agreement does not contemplate a sale of accounts, contract rights or chattel paper, and, as provided by law, the Borrowers are entitled to any surplus and shall remain liable for any deficiency. The Lender's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if it exercises reasonable care in physically keeping such Collateral, or in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and the Lender need not otherwise preserve, protect, insure or care for any Collateral. The Lender shall not be obligated to preserve any rights of any Borrower may have against any Person, to realize on the Collateral at all or in any particular manner or order or to apply any cash proceeds of the Collateral in any particular order of application. The Lender has no obligation to clean-up or otherwise prepare the Collateral for sale. Each Borrower waives any right it may have to require the Lender to pursue any Person for any of the Obligations.

                                   ARTICLE IV

                              CONDITIONS OF LENDING

         Section 4.1 CONDITIONS PRECEDENT TO THE INITIAL ADVANCES AND LETTERS OF CREDIT. The Lender's obligation to make the initial Advances or to cause any Letters of Credit to be issued shall be subject to the condition precedent that the Lender shall have received all of the following, each properly executed by the appropriate party and in form and substance satisfactory to the Lender:

                  (a) This Agreement.

                  (b) The Notes.

                  (c) A Standby Letter of Credit Agreement, and L/C Application for each Letter of Credit that each Borrower wishes to have issued thereunder.

                  (d) A true and correct copy of any and all leases pursuant to which each Borrower is leasing the Premises, together with a landlord's disclaimer and consent with respect to each such lease.

                  (e) A Wholesale Lockbox and Collection Account Agreement for each Borrower.

                  (f) Control agreements with each bank at which each Borrower maintains deposit accounts.

                  (g) The Subordination Agreements.

                  (h) An Amendment to the Deed of Trust, expanding the obligations secured thereunder to include all of the Obligations.

                  (i) Current searches of appropriate filing offices showing that (i) no Liens have been filed and remain in effect against any Borrower except Permitted Liens , Liens held by the Lender pursuant to the Security Documents and Liens held by Persons who have agreed in writing that upon receipt of proceeds of the initial Advances, they will satisfy, release or terminate such Liens in a manner satisfactory to the Lender, and (ii) the Lender has duly filed all financing statements necessary to perfect the Security Interest, to the extent the Security Interest is capable of being perfected by filing.

                  (j) A certificate of each Borrower's Secretary or Assistant Secretary certifying that attached to such certificate are (i) the resolutions of each Borrower's Directors and, if required, Owners, authorizing the execution, delivery and performance of the Loan Documents, (ii) true, correct and complete copies of each Borrower's Constituent Documents, and (iii) examples of the signatures of each Borrower's Officers or agents authorized to execute and deliver the Loan Documents and other instruments, agreements and certificates, including Advance requests, on such Borrower's behalf.

                  (k) A current certificate issued by the Secretary of State of the state of organization of each Borrower that such Borrower is in compliance with all applicable organizational requirements of such state.

                  (l) Evidence that each Borrower is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary.

                  (m) A certificate of an Officer of each Borrower confirming, in his personal capacity, the representations and warranties set forth in ARTICLE V.

                  (n) An opinion of counsel to each Borrower and each Guarantor, addressed to the Lender.

                  (o) Certificates of the insurance required hereunder, with all hazard insurance containing a lender's loss payable endorsement in the Lender's favor and with all liability insurance naming the Lender as an additional insured.

                  (p) The separate guaranty of each Guarantor, pursuant to which each Guarantor unconditionally guarantees the full and prompt payment of all Obligations.

                  (q) A separate security agreement, properly executed by each Guarantor pursuant to which each such Guarantor grants a security interest in all of its personal property to the Lender, to secure such Guarantor's obligations under its guaranty.

                  (r) The Pledge Agreement, properly executed by OilQuip, pursuant to which such Guarantor grants a security interest in all of the stock of MCA to Lender secure such Guarantor's obligations under its guaranty.

                  (s) The Pledge Agreement, properly executed by Allis Chalmers, pursuant to which Allis Chalmers grants a security interest in all of the stock of OilQuip to Lender secure the Obligations.

                  (t) Payment of the fees and commissions due under SECTION 2.8 through the date of the initial Advance or Letter of Credit and expenses incurred by the Lender through such date and required to be paid by any Borrower under SECTION 8.5, including all legal expenses incurred through the date of this Agreement.

                  (u) Such other documents as the Lender in its sole discretion may require.

         Section 4.2 CONDITIONS PRECEDENT TO ALL ADVANCES AND LETTERS OF CREDIT. The Lender's obligation to make each Advance or to cause the issuance of a Letter of Credit shall be subject to the further conditions precedent that:

                  (a) the representations and warranties contained in ARTICLE V are correct on and as of the date of such Advance or issuance of a Letter of Credit as though made on and as of such date, EXCEPT to the extent that such representations and warranties relate solely to an earlier date; and

                  (b) no event has occurred and is continuing, or would result from such Advance or issuance of a Letter of Credit which constitutes a Default or an Event of Default.

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

         Each Borrower represents and warrants to the Lender as follows:

         Section 5.1 EXISTENCE AND POWER; NAME; CHIEF EXECUTIVE OFFICE; INVENTORY AND EQUIPMENT LOCATIONS; FEDERAL EMPLOYER IDENTIFICATION NUMBER AND ORGANIZATIONAL IDENTIFICATION NUMBER. Each Borrower is a corporation, duly organized, validly existing and in good standing under the laws of the state if its formation and is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary. Each Borrower has all requisite power and authority to conduct its business, to own its properties and to execute and deliver, and to perform all of its obligations under, the Loan Documents. During its existence, each Borrower has done business solely under the names set forth in SCHEDULE 5.1. Each Borrower's chief executive office and principal place of business is located at the address set forth in SCHEDULE 5.1, and all of such Borrower's records relating to its business or the Collateral are kept at that location. All Inventory and Equipment is located at that location or at one of the other locations listed in SCHEDULE 5.1. Each Borrower's federal employer identification number and organization identification number are correctly set forth in SECTION 3.6.

         Section 5.2 CAPITALIZATION. SCHEDULE 5.2 constitutes a correct and complete list of all ownership interests of each Borrower and rights to acquire ownership interests including the record holder, number of interests and percentage interests on a fully diluted basis, and an organizational chart showing the ownership structure of all Subsidiaries of each Borrower.

         Section 5.3 AUTHORIZATION OF BORROWING; NO CONFLICT AS TO LAW OR AGREEMENTS. The execution, delivery and performance by each Borrower of the Loan Documents and the borrowings from time to time hereunder have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of any of a Borrower's Owners; (ii) require any authorization, consent or approval by, or registration, declaration or filing with, or notice to, any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any third party, except such authorization, consent, approval, registration, declaration, filing or notice as has been obtained, accomplished or given prior to the date hereof; (iii) violate any provision of any law, rule or regulation (including Regulation X of the Board of Governors of the Federal Reserve System) or of any order, writ, injunction or decree presently in effect having applicability to any Borrower or of any Borrower's Constituent Documents; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which any Borrower is a party or by which it or its properties may be bound or affected; or (v) result in, or require, the creation or imposition of any Lien (other than the Security Interest) upon or with respect to any of the properties now owned or hereafter acquired by any Borrower.

         Section 5.4 LEGAL AGREEMENTS. This Agreement constitutes and, upon due execution by each Borrower, the other Loan Documents will constitute the legal, valid and binding obligations of each Borrower, enforceable against each Borrower in accordance with their respective terms.

         Section 5.5 SUBSIDIARIES. Except as set forth in SCHEDULE 5.5, each Borrower has no Subsidiaries.

         Section 5.6 FINANCIAL CONDITION; NO ADVERSE CHANGE. Allis Chalmers has furnished to the Lender its audited financial statements for its fiscal year ended December 31, 2003 and unaudited financial statements for the fiscal-year-to-date period ended September 30, 2004, and those statements fairly present each Borrower's financial condition on the dates thereof and the results of its operations and cash flows for the periods then ended and were prepared in accordance with generally accepted accounting principals. Since the date of the most recent financial statements, there has been no change in any Borrower's business, properties or condition (financial or otherwise) which has had a Material Adverse Effect.

         Section 5.7 LITIGATION. Except as set forth on SCHEDULE 5.7, there are no actions, suits or proceedings pending or, to each Borrower's knowledge, threatened against or affecting any Borrower or any of its Affiliates or the properties of any Borrower or any of its Affiliates before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which, if determined adversely to any Borrower or any of its Affiliates, would result in a Material Adverse Effect.

         Section 5.8 REGULATION U. No Borrower is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

         Section 5.9 TAXES. Each Borrower and its Affiliates have paid or caused to be paid to the proper authorities when due all federal, state and local taxes required to be withheld by each of them. Each Borrower and its Affiliates have filed all federal, state and local tax returns which to the knowledge of the Officers of such Borrower or any Affiliate, as the case may be, are required to be filed, and such Borrower and its Affiliates have paid or caused to be paid to the respective taxing authorities all taxes as shown on said returns or on any assessment received by any of them to the extent such taxes have become due.

         Section 5.10 TITLES AND LIENS. Each Borrower has good and absolute title to all Collateral free and clear of all Liens other than Permitted Liens. No financing statement naming such Borrower as debtor is on file in any office except to perfect only Permitted Liens.

         Section 5.11 INTELLECTUAL PROPERTY RIGHTS.

                  (a) OWNED INTELLECTUAL PROPERTY. SCHEDULE 5.11 is a complete list of all patents, applications for patents, trademarks, applications to register trademarks, service marks, applications to register service marks, mask works, trade dress and copyrights for which the Borrower is the owner of record (the "Owned Intellectual Property"). Except as disclosed on SCHEDULE 5.11, (i) such Borrower owns the Owned Intellectual Property free and clear of all restrictions (including covenants not to sue a third party), court orders, injunctions, decrees, writs or Liens, whether by written agreement or otherwise,
         (ii) no Person other than such Borrower owns or has been granted any right in the Owned Intellectual Property, (iii) all Owned Intellectual Property is valid, subsisting and enforceable and (iv) such Borrower has taken all commercially reasonable action necessary to maintain and protect the Owned Intellectual Property.

                  (b) AGREEMENTS WITH EMPLOYEES AND CONTRACTORS. In the event any Borrower has uses, requires, licenses, or otherwise has any interest in any Intellectual Property Rights, each Borrower will enter into a legally enforceable agreement with any of its employees and subcontractors obligating each such Person to assign to such Borrower, without any additional compensation, any Intellectual Property Rights created, discovered or invented by such Person in the course of such Person's employment or engagement with such Borrower (except to the extent prohibited by law), and further requiring such Person to cooperate with such Borrower, without any additional compensation, in connection with securing and enforcing any Intellectual Property Rights therein; PROVIDED, HOWEVER, that the foregoing shall not apply with respect to employees and subcontractors whose job descriptions are of the type such that no such assignments are reasonably foreseeable.

                  (c) INTELLECTUAL PROPERTY RIGHTS LICENSED FROM OTHERS.
         SCHEDULE 5.11 is a complete list of all agreements under which each Borrower has licensed Intellectual Property Rights from another Person ("Licensed Intellectual Property") other than readily available, non-negotiated licenses of computer software and other intellectual property used solely for performing accounting, word processing and similar administrative tasks ("Off-the-shelf Software") and a summary of any ongoing payments such Borrower is obligated to make with respect thereto. Except as disclosed on SCHEDULE 5.11 and in written agreements copies of which have been given to the Lender, each Borrower's licenses to use the Licensed Intellectual Property are free and clear of all restrictions, Liens, court orders, injunctions, decrees, or writs, whether by written agreement or otherwise. Except as disclosed on
         SCHEDULE 5.11, each Borrower is not obligated or under any liability whatsoever to make any payments of a material nature by way of royalties, fees or otherwise to any owner of, licensor of, or other claimant to, any Intellectual Property Rights.

                  (d) OTHER INTELLECTUAL PROPERTY NEEDED FOR BUSINESS. Except for Off-the-shelf Software and as disclosed on SCHEDULE 5.11, the Owned Intellectual Property and the Licensed Intellectual Property constitute all Intellectual Property Rights used or necessary to conduct such Borrower's business as it is presently conducted or as the Borrower reasonably foresees conducting it.

                  (e) INFRINGEMENT. Except as disclosed on SCHEDULE 5.11, no Borrower has any knowledge of, and has not received any written claim or notice alleging, any Infringement of another Person's Intellectual Property Rights (including any written claim that such Borrower must license or refrain from using the Intellectual Property Rights of any third party) nor, to such Borrower's knowledge, is there any threatened claim or any reasonable basis for any such claim.

         Section 5.12 PLANS. Except as disclosed to the Lender in writing prior to the date hereof, neither any Borrower nor any ERISA Affiliate (i) maintains or has maintained any Pension Plan, (ii) contributes or has contributed to any Multiemployer Plan or (iii) provides or has provided post-retirement medical or insurance benefits with respect to employees or former employees (other than benefits required under Section 601 of ERISA, Section 4980B of the IRC or applicable state law). Neither any Borrower nor any ERISA Affiliate has received any notice or has any knowledge to the effect that it is not in full compliance with any of the requirements of ERISA, the IRC or applicable state law with respect to any Plan. No Reportable Event exists in connection with any Pension Plan. Each Plan which is intended to qualify under the IRC is so qualified, and no fact or circumstance exists which may have an adverse effect on the Plan's tax-qualified status. Neither any Borrower nor any ERISA Affiliate has (i) any accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the IRC) under any Plan, whether or not waived, (ii) any liability under
Section 4201 or 4243 of ERISA for any withdrawal, partial withdrawal, reorganization or other event under any Multiemployer Plan or (iii) any liability or knowledge of any facts or circumstances which could result in any liability to the Pension Benefit Guaranty Corporation, the Internal Revenue Service, the Department of Labor or any participant in connection with any Plan (other than routine claims for benefits under the Plan).

         Section 5.13 DEFAULT. Each Borrower is in compliance with all provisions of all agreements, instruments, decrees and orders to which it is a party or by which it or its property is bound or affected, the breach or default of which could have a Material Adverse Effect.

         Section 5.14 ENVIRONMENTAL MATTERS.

                  (a) Except as disclosed on SCHEDULE 5.14, there are not present in, on or under the Premises any Hazardous Substances in such form or quantity as to create any material liability or obligation for any Borrower or the Lender under the common law of any jurisdiction or under any Environmental Law, and no Hazardous Substances have ever been stored, buried, spilled, leaked, discharged, emitted or released in, on or under the Premises in such a way as to create any such material liability.

                  (b) Except as disclosed on SCHEDULE 5.14, no Borrower has disposed of Hazardous Substances in such a manner as to create any material liability under any Environmental Law.

                  (c) Except as disclosed on SCHEDULE 5.14, there have not existed in the past, nor are there any threatened or impending requests, claims, notices, investigations, demands, administrative proceedings, hearings or litigation relating in any way to any Borrower or, to each Borrower's best knowledge, to the Premises, alleging material liability under, violation of, or noncompliance with any Environmental Law or any license, permit or other authorization issued pursuant thereto.

                  (d) Except as disclosed on SCHEDULE 5.14, each Borrower's businesses are and have in the past always been conducted in accordance with all Environmental Laws and all licenses, permits and other authorizations required pursuant to any Environmental Law and necessary for the lawful and efficient operation of such businesses are in such Borrower's possession and are in full force and effect, nor has any Borrower been denied insurance on grounds related to potential environmental liability. No permit required under any Environmental Law is scheduled to expire within twelve (12) months and there is no threat that any such permit will be withdrawn, terminated, limited or materially changed.

                  (e) Except as disclosed on SCHEDULE 5.14, the Premises are not and never have been listed on the National Priorities List, the Comprehensive Environmental Response, Compensation and Liability Information System or any similar federal, state or local list, schedule, log, inventory or database.

                  (f) Each Borrower has delivered to the Lender all environmental assessments, audits, reports, permits, licenses and other documents describing or relating in any way to such Borrower's business or, to such Borrower's best knowledge, to the Premises.

         Section 5.15 SUBMISSIONS TO LENDER. All financial and other information provided to the Lender by or on behalf of any Borrower in connection with any Borrower's request for the credit facilities contemplated hereby is (i) true and correct in all material respects, (ii) does not omit any material fact necessary to make such information not misleading and, (iii) as to projections, valuations or proforma financial statements, present a good faith opinion as to such projections, valuations and proforma condition and results.

         Section 5.16 FINANCING STATEMENTS. The financing statements authorized by each Borrower and filed by the Lender prior to the date of this Agreement are sufficient to perfect the Security Interest and the other security interests created by the Security Documents. The Lender has a valid and perfected security interest in all Collateral which is capable of being perfected by filing financing statements. None of the Collateral is or will become a fixture on real estate, unless a sufficient fixture filing is in effect with respect thereto.

         Section 5.17 RIGHTS TO PAYMENT. Each right to payment and each instrument, document, chattel paper and other agreement constituting or evidencing Collateral is (or, in the case of all future Collateral, will be when arising or issued) the valid, genuine and legally enforceable obligation, subject to no defense, setoff or counterclaim, of the account debtor or other obligor named therein or in any Borrower's records pertaining thereto as being obligated to pay such obligation.

         Section 5.18 FINANCIAL SOLVENCY. Both before and after giving effect to all of the transactions contemplated in the Loan Documents, no Borrower and no
Affiliate:

                  (a) Was or will be insolvent, as that term is used and defined in Section 101(32) of the United States Bankruptcy Code and Section 2 of the Uniform Fraudulent Transfer Act;

                  (b) Has unreasonably small capital or is engaged or about to engage in a business or a transaction for which any remaining assets of such Borrower or such Affiliate are unreasonably small;

                  (c) By executing, delivering or performing its obligations under the Loan Documents or other documents to which it is a party or by taking any action with respect thereto, intends to, nor believes that it will, incur debts beyond its ability to pay them as they mature;

                  (d) By executing, delivering or performing its obligations under the Loan Documents or other documents to which it is a party or by taking any action with respect thereto, intends to hinder, delay or defraud either its present or future creditors; and

                  (e) At this time contemplates filing a petition in bankruptcy or for an arrangement or reorganization or similar proceeding under any law of any jurisdiction, nor, to the best knowledge of any Borrower, is the subject of any actual, pending or threatened bankruptcy, insolvency or similar proceedings under any law of any jurisdiction.

                                   ARTICLE VI

                                    COVENANTS

         So long as the Obligations shall remain unpaid, or the Credit Facility shall remain outstanding, each Borrower will comply with the following requirements, unless the Lender shall otherwise consent in writing:

         Section 6.1 REPORTING REQUIREMENTS. Each Borrower will deliver, or cause to be delivered, to the Lender each of the following, which shall be in form and detail acceptable to the Lender:

                  (a) ANNUAL FINANCIAL STATEMENTS. As soon as available, and in any event within one hundred twenty (120) days after the end of each fiscal year, Allis Chalmers will deliver, or cause to be delivered, to the Lender, its audited consolidated financial statements with the unqualified opinion of independent certified public accountants selected by such Borrower and acceptable to the Lender, and its unaudited consolidating financial statements, which annual financial statements shall include a balance sheet as at the end of such fiscal year and the related statements of income, retained earnings and cash flows for the fiscal year then ended, all in reasonable detail and prepared in accordance with GAAP, together with (i) copies of all management letters prepared by such accountants; (ii) a report signed by such accountants stating that in making the investigations necessary for said opinion they obtained no knowledge, except as specifically stated, of any Default or Event of Default and all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrowers are in compliance with the Financial Covenants; and
         (iii) a certificate of the chief financial Officer of Allis Chalmers stating that such financial statements have been prepared in accordance with GAAP, fairly represent each Borrower's financial position and the results of its operations, and whether or not such Officer has knowledge of the occurrence of any Default or Event of Default and, if so, stating in reasonable detail the facts with respect thereto.

                  (b) MONTHLY FINANCIAL STATEMENTS. As soon as available and in any event within thirty (30) days after the end of each month, Allis Chalmers will deliver to the Lender an unaudited/internal consolidated and consolidating balance sheet and statements of income and retained earnings as at the end of and for such month and for the year to date period then ended, in reasonable detail and stating in comparative form the figures for the corresponding date and periods in the previous year, all prepared in accordance with GAAP, subject to year-end audit adjustments and which fairly represent each Borrower's financial position and the results of its operations; and accompanied by a certificate of the chief financial Officer of Allis Chalmers, substantially in the form of EXHIBIT D hereto stating (i) that such financial statements have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly represent each Borrower's financial position and the results of its operations (ii) whether or not such Officer has knowledge of the occurrence of any Default or Event of Default not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto, and
         (iii) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrowers are in compliance with the Financial Covenants.

                  (c) COLLATERAL REPORTS. Within fifteen (15) days after the end of each month or more frequently if the Lender so requires, each Borrower will deliver to the Lender, or its designated agent, agings of such Borrower's accounts receivable and its accounts payable, and a calculation of such Borrower's Accounts and Eligible Accounts as at the end of such month or shorter time period.

                  (d) PROJECTIONS. No later than the last day of each fiscal year, Allis Chalmers will deliver to the Lender the projected income statements prepared on a consolidating basis, and balance sheets, statements of cash flow and projected Availability prepared on a consolidated basis, for each month of the succeeding fiscal year, each in reasonable detail. Such items will be certified by the chief financial Officer of Allis Chalmers as being the most accurate projections available and identical to the projections used by the Borrowers for internal planning purposes and be delivered with a statement of underlying assumptions and such supporting schedules and information as the Lender may in its discretion require.

                  (e) SUPPLEMENTAL REPORTS. Weekly, or more frequently if the Lender so requires, the Borrowers will deliver to the Lender the "weekly collateral reports," receivables schedules, collection reports, copies of invoices to account debtors in excess of $100,000, signed and dated shipment documents and delivery receipts for goods sold to said account debtors in excess of $100,000.

                  (f) LITIGATION. Immediately after the commencement thereof, each Borrower will deliver to the Lender notice in writing of all litigation and of all proceedings before any governmental or regulatory agency affecting such Borrower (i) of the type described in SECTION 5.14(c) or which seek a monetary recovery against the Borrower in excess of $500,000.

                  (g) DEFAULTS. When any Officer of any Borrower becomes aware of the probable occurrence of any Default or Event of Default, such Borrower will deliver to the Lender, no later than three (3) days after such officer becomes aware of such Default or Event of Default, notice of such occurrence, together with a detailed statement by a responsible Officer of such Borrower of the steps being taken by such Borrower to cure the effect thereof.

                  (h) PLANS. As soon as possible, and in any event within thirty
         (30) days after any Borrower knows or has reason to know that any Reportable Event with respect to any Pension Plan has occurred, such Borrower will deliver to the Lender a statement of such Borrower's chief financial Officer setting forth details as to such Reportable Event and the action which such Borrower proposes to take with respect thereto, together with a copy of the notice of such Reportable Event to the Pension Benefit Guaranty Corporation. As soon as possible, and in any event within ten (10) days after any Borrower fails to make any quarterly contribution required with respect to any Pension Plan under
         Section 412(m) of the IRC, such Borrower will deliver to the Lender a statement of such Borrower's chief financial Officer setting forth details as to such failure and the action which such Borrower proposes to take with respect thereto, together with a copy of any notice of such failure required to be provided to the Pension Benefit Guaranty Corporation. As soon as possible, and in any event within ten (10) days after such Borrower knows or has reason to know that it has or is reasonably expected to have any liability under Sections 4201 or 4243 of ERISA for any withdrawal, partial withdrawal, reorganization or other event under any Multiemployer Plan, such Borrower will deliver to the Lender a statement of such Borrower's chief financial Officer setting forth details as to such liability and the action which such Borrower proposes to take with respect thereto.

                  (i) DISPUTES. Promptly upon knowledge thereof, each Borrower will deliver to the Lender notice of (i) any disputes or claims by such Borrower's customers exceeding $200,000 individually or $500,000 in the aggregate during any fiscal year; (ii) credit memos; and (iii) any goods returned to or recovered by such Borrower.

                  (j) OFFICERS AND DIRECTORS. Promptly upon knowledge thereof, each Borrower will deliver to the Lender notice any change in the persons constituting such Borrower's Officers and Directors.

                  (k) COLLATERAL. Promptly upon knowledge thereof, each Borrower will deliver to the Lender notice of any loss of or material damage to any Collateral or of any substantial adverse change in any Collateral or the prospect of payment thereof.

                  (l) COMMERCIAL TORT CLAIMS. Promptly upon knowledge thereof, each Borrower will deliver to the Lender notice of any commercial tort claims it may bring against any Person, including the name and address of each defendant, a summary of the facts, an estimate of such Borrower's damages, copies of any complaint or demand letter submitted by such Borrower, and such other information as the Lender may request.

                  (m) INTELLECTUAL PROPERTY.

                           (i) Each Borrower will give the Lender thirty (30)
                  days prior written notice of its intent to acquire material Intellectual Property Rights; EXCEPT for transfers permitted under SECTION 6.17, each Borrower will give the Lender thirty
                  (30) days prior written notice of its intent to dispose of material Intellectual Property Rights and upon request shall provide the Lender with copies of all proposed documents and agreements concerning such rights.

                           (ii) Promptly upon knowledge thereof, each Borrower
                  will deliver to the Lender notice of (A) any Infringement of its Intellectual Property Rights by others, (B) claims that such Borrower is Infringing another Person's Intellectual Property Rights and (C) any threatened cancellation, termination or material limitation of its Intellectual Property Rights.

                           (iii) Promptly upon receipt, each Borrower will give
                  the Lender copies of all registrations and filings with respect to its Intellectual Property Rights.

                  (n) REPORTS TO OWNERS. Promptly upon their distribution, each Borrower will deliver to the Lender copies of all financial statements, reports and proxy statements which such Borrower shall have sent to its Owners pursuant to applicable law.

                  (o) SEC FILINGS. Promptly after the sending or filing thereof, each Borrower will deliver to the Lender copies of all regular and periodic reports which such Borrower shall file with the Securities and Exchange Commission or any national securities exchange.

                  (p) TAX RETURNS OF BORROWER. As soon as possible, and in any event not later than five (5) days after they are due to be filed, copies of the state and federal income tax returns and all schedules thereto of each Borrower.

                  (q) VIOLATIONS OF LAW. Promptly upon knowledge thereof, each Borrower will deliver to the Lender notice of any Borrower's violation of any law, rule or regulation, the non-compliance with which could have a Material Adverse Effect on any Borrower.

                  (r) OTHER REPORTS. From time to time, with reasonable promptness, each Borrower will deliver to the Lender any and all receivables schedules, collection reports, deposit records, equipment schedules, copies of invoices to account debtors, shipment documents and delivery receipts for goods sold, and such other material, reports, records or information as the Lender may request.

         Section 6.2 FINANCIAL COVENANTS.

                  (a) STOP LOSS. Allis Chalmers on a consolidated basis will maintain, for each month, Net Income of not less than ($100,000), commencing with the month of December, 2004.

                  (b) MINIMUM DEBT SERVICE COVERAGE RATIO. Allis Chalmers on a consolidated basis will maintain, for each period described below, its Debt Service Coverage Ratio at not less than the ratio set forth opposite such period:

                             PERIOD                         MINIMUM DEBT SERVICE
                             ------                         --------------------
                                                               COVERAGE RATIO
                                                               --------------
Three months ending March 31 of each year                       1.00 to 1.00
Six months ending June 30 of each year                          1.00 to 1.00
Nine months ending September 30 of each year                    1.00 to 1.00
Twelve months ending December 31 of each year                   1.15 to 1.00

                  (c) CAPITAL EXPENDITURES. During fiscal year 2004 and fiscal year 2005, taken together, Allis Chalmers on a consolidated basis will not incur or contract to incur Capital Expenditures of more than $12,000,000 in the aggregate no more than $9,000,000 of which may be Unfinanced Capital Expenditures. During every fiscal year thereafter Allis Chalmers on a consolidated basis will not incur or contract to incur Capital Expenditures of more than $5,000,000 in the aggregate, no more than $2,500,000 of which may be Unfinanced Capital Expenditures.

                  (d) MEXICAN CAPITAL EXPENDITURES. During fiscal year 2004 and fiscal year 2005, taken together, Allis Chalmers on a consolidated basis will not incur or contract to incur Mexican Capital Expenditures of more than $4,500,000 in the aggregate. During every fiscal year thereafter Allis Chalmers on a consolidated basis will not incur or contract to incur any Mexican Capital Expenditures; PROVIDED, HOWEVER, that so long as no Default Period then exists and average Availability for the ninety (90) days prior to incurrence of such Mexican Capital Expenditures was not less than $1,000,000, Allis Chalmers on a consolidated basis may incur Mexican Capital Expenditures in an aggregate amount not to exceed the lesser of (A) $1,000,000 and (B) the sum of (1) cash equity contributions received by Allis Chalmers on or after January 1, 2005, and (2) the net amount by which the Borrowers' Cash Flow From Operations achieved on or after January 1, 2005, exceeds the minimum amount of Cash Flow From Operations that would have been required for such periods for the Borrowers to remain in compliance with all other Financial Covenants.

         Section 6.3 PERMITTED LIENS; FINANCING STATEMENTS.

                  (a) No Borrower will create, incur or suffer to exist any Lien upon or of any of its assets, now owned or hereafter acquired, to secure any indebtedness; EXCLUDING, HOWEVER, from the operation of the foregoing, the following (each a "Permitted Lien;" collectively, "Permitted Liens"):

                           (i) In the case of any of a Borrower's property that
                  is not Collateral, covenants, restrictions, rights, easements and minor irregularities in title that do not materially interfere with such Borrower's business or operations as presently conducted;

                           (ii) Liens in existence on the date hereof and listed
                  in SCHEDULE 6.3 hereto, securing indebtedness for borrowed money permitted under SECTION 6.4;

                           (iii) A Lien in favor of Texas State Bank encumbering
                  the Real Estate, securing the indebtedness permitted under
                  SECTION 6.4(C); PROVIDED, HOWEVER, Texas State Bank has signed a mortgagee's disclaimer in favor of the Lender satisfactory to the Lender in its sole discretion; and upon grant by the Borrower of such Lien, the Lender agrees to subordinate or release its Lien in the Real Estate;

                           (iv) The Security Interest and Liens created by the
                  Security Documents; and

                           (v) Purchase money Liens relating to the acquisition
                  of machinery and equipment of a Borrower not exceeding the lesser of cost or fair market value thereof and so long as no Default Period is then in existence and none would exist immediately after such acquisition.

                  (b) No Borrower will amend any financing statements in favor of the Lender except as permitted by law. Any authorization by the Lender to any Person to amend financing statements in favor of the Lender shall be in writing.

         Section 6.4 INDEBTEDNESS. No Borrower will incur, create, assume or permit to exist any indebtedness or liability on account of deposits or advances or any indebtedness for borrowed money or letters of credit issued on any Borrower's behalf, or any other indebtedness or liability evidenced by notes, bonds, debentures or similar obligations, EXCEPT:

                  (a) Indebtedness arising hereunder;

                  (b) Indebtedness to the seller of stock or assets in a Permitted Acquisition, so long as (i) such indebtedness does not exceed the aggregate value of all consideration for such stock or assets, and
         (ii) such indebtedness is subordinated to the Obligations on terms acceptable to the Lender in its sole discretion, including that the subordinated creditor shall have no rights to receive any payment on such indebtedness if any Default Period then exists;

                  (c) Indebtedness of Jens to Texas State Bank in an amount not less than $450,000 and not more than $575,000, incurred on or before March 31, 2005, in connection with a refinancing of the Real Estate;

                  (d) Indebtedness of a Borrower in existence on the date hereof and listed in SCHEDULE 6.4; and

                  (e) Indebtedness relating to Permitted Liens described in
         SECTION 6.3(a)(v).

         Section 6.5 GUARANTIES. No Borrower will assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any obligations of any other Person, EXCEPT:

                  (a) The endorsement of negotiable instruments by a Borrower for deposit or collection or similar transactions in the ordinary course of business; and

                  (b) Guaranties, endorsements and other direct or contingent liabilities in connection with the obligations of other Persons, in existence on the date hereof and listed in SCHEDULE 6.4 hereto.

         Section 6.6 INVESTMENTS AND SUBSIDIARIES. No Borrower will make or permit to exist any loans or advances to, or make any investment or acquire any interest whatsoever in, any other Person or Affiliate, including any partnership or joint venture, nor purchase or hold beneficially any stock or other securities or evidence of indebtedness of any other person or Affiliate, EXCEPT:

                  (a) Investments in direct obligations of the United States of America or any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America having a maturity of one year or less, commercial paper issued by U.S. corporations rated "A-1" or "A-2" by Standard & Poor's Ratings Services or "P-1" or "P-2" by Moody's Investors Service or certificates of deposit or bankers' acceptances having a maturity of one year or less issued by members of the Federal Reserve System having deposits in excess of $100,000,000 (which certificates of deposit or bankers' acceptances are fully insured by the Federal Deposit Insurance Corporation);

                  (b) Travel advances or loans to a Borrower's Officers and employees not exceeding at any one time an aggregate of $75,000;

                  (c) Prepaid rent not exceeding one month or security deposits;

                  (d) Current investments in the Subsidiaries in existence on the date hereof and listed in SCHEDULE 5.5;

                  (e) Up to $300,000 in loans and advances outstanding at any one time made to AirComp by Allis Chalmers; PROVIDED, that through and including December 21, 2004, such amount may be up to $400,000;

                  (f) Loans or advances to OilQuip and MCA directly or indirectly by Allis Chalmers not to exceed $5,500 in any month;

                  (g) Contributions or advances by Allis Chalmers to any Subsidiary that is also a Borrower;

                  (h) (i) acquisition of a Subsidiary in a Permitted Acquisition, or (ii) formation of a new Subsidiary for the sole purpose of effecting a Permitted Acquisition and funding of such Subsidiary in an amount not to exceed the amount allowed in connection with such Permitted Acquisition; and

                  (i) deposits in escrow accounts made in connection with Permitted Acquisitions.

         Section 6.7 DIVIDENDS AND DISTRIBUTIONS. No Borrower will declare or pay any distributions or dividends (other than dividends payable solely in stock of a Borrower) on any class of its stock or make any payment on account of the purchase, redemption or other retirement of any shares of such stock or make any distribution in respect thereof, either directly or indirectly; PROVIDED, HOWEVER, that so long as no Default Period then exists, each Borrower (other than Allis Chalmers) may make distributions to Allis Chalmers.

         Section 6.8 SALARIES. The Borrower will not pay excessive or unreasonable salaries, bonuses, commissions, consultant fees or other compensation; or increase the salary or bonus (except to the extent resulting from enhanced or increased performance), commissions, consultant fees or other compensation of any Director, Officer, or any member of their families, by more than ten percent (10%) in any one year, either individually or for all such persons in the aggregate.

         Section 6.9 BOOKS AND RECORDS; COLLATERAL EXAMINATION, INSPECTION AND APPRAISALS.

                  (a) Each Borrower will keep accurate books of record and account for itself pertaining to the Collateral and pertaining to such Borrower's business and financial condition and such other matters as the Lender may from time to time request in which true and complete entries will be made in accordance with GAAP and, upon the Lender's request, will permit any officer, employee, attorney, accountant or other agent of Lender to audit, review, make extracts from or copy any and all company and financial books and records of such Borrower at all times during ordinary business hours, to send and discuss with account debtors and other obligors requests for verification of amounts owed to such Borrower, and to discuss such Borrower's affairs with any of its Directors, Officers, employees or agents.

                  (b) Each Borrower hereby irrevocably authorizes all accountants and third parties to disclose and deliver to Lender or its designated agent, at such Borrower's expense, all financial information, books and records, work papers, management reports and other information in their possession regarding such Borrower.

                  (c) Each Borrower will permit the Lender or its employees, accountants, attorneys or agents, to examine and inspect any Collateral or any other property of such Borrower at any time during ordinary business hours.

                  (d) The Lender may also from time to time obtain an appraisal of Equipment by an appraiser acceptable to the Lender in its sole discretion, which appraisal shall be at the Borrowers' expense; PROVIDED, HOWEVER, that unless a Default Period then exists, the Borrower shall not be obligated to reimburse the Lender for more than one such appraisal during any fiscal year.

         Section 6.10 ACCOUNT VERIFICATION.

                  (a) The Lender or its agent may at any time and from time to time send or require each Borrower to send requests for verification of accounts or notices of assignment to account debtors and other obligors. The Lender or its agent may also at any time and from time to time telephone account debtors and other obligors to verify accounts.

                  (b) Each Borrower shall pay when due each account payable due to a Person holding a Permitted Lien (as a result of such payable) on any Collateral, except for a Permitted Lien that is subordinated to the Lender pursuant to a Subordination Agreement.

         Section 6.11 COMPLIANCE WITH LAWS.

                  (a) Each Borrower shall (i) comply with the requirements of applicable laws and regulations, the non-compliance with which would materially and adversely affect its business or its financial condition and (ii) use and keep the Collateral, and require that others use and keep the Collateral, only for lawful purposes, without violation of any federal, state or local law, statute or ordinance.

                  (b) Without limiting the foregoing undertakings, each Borrower specifically agrees that it will comply with all applicable Environmental Laws and obtain and comply with all permits, licenses and similar approvals required by any Environmental Laws, and will not generate, use, transport, treat, store or dispose of any Hazardous Substances in such a manner as to create any material liability or obligation under the common law of any jurisdiction or any Environmental Law.

                  (c) Each Borrower shall (i) ensure, and cause each Subsidiary to ensure, that no Owner shall be listed on the Specially Designated Nationals and Blocked Person List or other similar lists maintained by the Office of Foreign Assets Control ("OFAC"), the Department of the Treasury or included in any Executive Orders, (ii not use or permit the use of the proceeds of the Credit Facility or any other financial accommodation from Lender to violate any of the foreign asset control regulations of OFAC or other applicable law, (iii) comply, and cause each Subsidiary to comply, with all applicable Bank Secrecy Act laws and regulations, as amended from time to time, and (iv) otherwise comply with the USA Patriot Act as required by federal law and Lender's policies and practices.

         Section 6.12 PAYMENT OF TAXES AND OTHER CLAIMS. Each Borrower will pay or discharge, when due, (a) all taxes, assessments and governmental charges levied or imposed upon it or upon its income or profits, upon any properties belonging to it (including the Collateral) or upon or against the creation, perfection or continuance of the Security Interest, prior to the date on which penalties attach thereto, (b) all federal, state and local taxes required to be withheld by it, and (c) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon any properties of such Borrower; PROVIDED, HOWEVER, that no Borrower shall not be required to pay any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which proper reserves have been made.

         Section 6.13 MAINTENANCE OF PROPERTIES.

                  (a) Each Borrower will keep and maintain the Collateral and all of its other properties necessary or useful in its business in good condition, repair and working order (normal wear and tear excepted) and will from time to time replace or repair any worn, defective or broken parts; PROVIDED, however, that nothing in this SECTION 6.13 shall prevent any Borrower from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in such Borrower's judgment, desirable in the conduct of such Borrower's business and not disadvantageous in any material respect to the Lender. Each Borrower will take all commercially reasonable steps necessary to protect and maintain its Intellectual Property Rights.

                  (b) Each Borrower will defend the Collateral against all Liens, claims or demands of all Persons (other than the Lender) claiming the Collateral or any interest therein. Each Borrower will keep all Collateral free and clear of all Liens except Permitted Liens. Each Borrower will take all commercially reasonable steps necessary to prosecute any Person Infringing its Intellectual Property Rights and to defend itself against any Person accusing it of Infringing any Person's Intellectual Property Rights.

         Section 6.14 INSURANCE. Each Borrower will obtain and at all times maintain insurance with insurers acceptable to Lender, in such amounts, on such terms (including any deductibles) and against such risks as may from time to time be required by the Lender, but in all events in such amounts and against such risks as is usually carried by companies engaged in similar business and owning similar properties in the same general areas in which such Borrower operates. Without limiting the generality of the foregoing, each Borrower will at all times maintain coverage for FORCE MAJEURE and keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, collision (for Collateral consisting of motor vehicles) and such other risks and in such amounts as the Lender may reasonably request, with any loss payable to the Lender to the extent of its interest, and all policies of such insurance shall contain a lender's loss payable endorsement for the Lender's benefit. All policies of liability insurance required hereunder shall name the Lender as an additional insured.

         Section 6.15 PRESERVATION OF EXISTENCE. Each Borrower will preserve and maintain its existence and all of its rights, privileges and franchises necessary or desirable in the normal conduct of its business and shall conduct its business in an orderly, efficient and regular manner.

         Section 6.16 DELIVERY OF INSTRUMENTS, ETC. Upon request by the Lender, each Borrower will promptly deliver to the Lender in pledge all instruments, documents and chattel paper constituting Collateral, duly endorsed or assigned by such Borrower.

         Section 6.17 SALE OR TRANSFER OF ASSETS; SUSPENSION OF BUSINESS OPERATIONS. No Borrower will sell, lease, assign, transfer or otherwise dispose of (a) the stock of any Subsidiary, (b) all or a substantial part of its assets, or (c) any Collateral or any interest therein (whether in one transaction or in a series of transactions) to any other Person other than (i) the sale of Inventory in the ordinary course of business and (ii) the sale of up Equipment in an amount not to exceed $100,000 in any fiscal year. No Borrower will liquidate, dissolve or suspend business operations. No Borrower will transfer any part of its ownership interest in any Intellectual Property Rights and will not permit any agreement under which it has licensed Intellectual Property to lapse, EXCEPT that any Borrower may transfer such rights or permit such agreements to lapse if it shall have reasonably determined that the applicable Intellectual Property Rights are no longer useful in its business. If any Borrower transfers any Intellectual Property Rights for value, such Borrower will pay over the proceeds to the Lender for application to the Obligations. No Borrower will license any other Person to use any of such Borrower's Intellectual Property Rights, EXCEPT that any Borrower may grant licenses in the ordinary course of its business in connection with sales of Inventory or provision of services to its customers.

         Section 6.18 CONSOLIDATION AND MERGER; ASSET ACQUISITIONS; PERMITTED ACQUISITIONS. No Borrower will consolidate with or merge into any Person, or permit any other Person to merge into it, or acquire (in a transaction analogous in purpose or effect to a consolidation or merger) all or substantially all the assets of any other Person; except that a Borrower may merge with another Borrower after notice to the Lender, and a Borrower may acquire the assets or capital stock or other equity interest in a Person (including by means of a merger of such Person with or into a newly formed Subsidiary of such Borrower, the effect of which is substantially the same as a purchase of the stock of such Person) if such acquisition satisfies all of the following terms and conditions (any such acquisition pursuant to this SECTION 6.18, a "Permitted Acquisition"):

                  (a) such Person is a domestic corporation, limited liability company, or partnership, and is engaged in a business that is an oil and gas drilling and related drilling and production services business;

                  (b) such acquisition and all transactions related thereto shall be consummated in accordance with applicable law;

                  (c) if the Borrower forms a Subsidiary to effect such acquisition, such Subsidiary shall guaranty all of the Obligations and shall execute a guaranty acceptable to the Lender, shall grant a security interest in all of its assets to the Lender to secure the Obligations, and shall execute such documents as may be required by the Lender to evidence such security interest; and the Borrower shall pledge the stock of such Subsidiary to the Lender to secure payment of the Obligations;

                  (d) no capital stock or other equity interest or assets acquired in connection with such acquisition shall be subject to any lien or encumbrance other than Permitted Liens;

                  (e) neither the Borrower nor any of its Subsidiaries shall assume or incur, directly or indirectly, any indebtedness or other liability in connection with such acquisition other than as permitted in accordance with SECTION 6.4;

                  (f) no Default Period shall exist either before or after giving effect to such acquisition or as a result thereof;

                  (g) the aggregate value of all consideration for any single such acquisition is not more than $3,000,000, which shall not include consideration paid in the form of Allis Chalmers capital stock;

                  (h) the aggregate value of all consideration for all such acquisitions does not exceed $5,000,000 in any fiscal year, which shall not include consideration paid in the form of Allis Chalmers capital stock;

                  (i) after giving effect to such acquisition, Liquidity shall not be less than $2,000,000;

                  (j) if the acquiring Borrower forms a Subsidiary to effect such acquisition, each holder of Subordinated Debt shall execute such documents as may be requested by the Lender to affirm that all obligations of the resulting Guarantor to such holder of Subordinated Debt shall be subordinated to all indebtedness of such resulting Guarantor to the Lender, on substantially the same terms and conditions as the pre-existing Subordinated Debt of such holder is subordinated; and

                  (k) such acquisition has been approved by the boards of directors (or equivalent governing body) of each of the participants.

         Section 6.19 SALE AND LEASEBACK. No Borrower will enter into any arrangement, directly or indirectly, with any other Person whereby such Borrower shall sell or transfer any real or personal property, whether now owned or hereafter acquired, and then or thereafter rent or lease as lessee such property or any part thereof or any other property which such Borrower intends to use for substantially the same purpose or purposes as the property being sold or transferred.

         Section 6.20 RESTRICTIONS ON NATURE OF BUSINESS. No Borrower will engage in any line of business other than oil and gas drilling and related drilling and production services. No Borrower will purchase, lease or otherwise acquire assets not related to such business.

         Section 6.21 ACCOUNTING. No Borrower will adopt any material change in accounting principles other than as required by GAAP. No Borrower will adopt, permit or consent to any change in its fiscal year.

         Section 6.22 DISCOUNTS, ETC. After notice from the Lender, no Borrower will grant any discount, credit or allowance to any customer of such Borrower or accept any return of goods sold. No Borrower will not at any time modify, amend, subordinate, cancel or terminate the obligation of any account debtor or other obligor of such Borrower.

         Section 6.23 PLANS. Unless disclosed to the Lender pursuant to SECTION 5.12, neither any Borrower nor any ERISA Affiliate will (i) adopt, create, assume or become a party to any Pension Plan, (ii) incur any obligation to contribute to any Multiemployer Plan, (iii) incur any obligation to provide post-retirement medical or insurance benefits with respect to employees or former employees (other than benefits required by law) or (iv) amend any Plan in a manner that would materially increase its funding obligations.

         Section 6.24 PLACE OF BUSINESS; NAME. No Borrower will transfer its chief executive office or principal place of business, or move, relocate, close or sell any business location. No Borrower will permit any tangible Collateral or any records pertaining to the Collateral to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interest. No Borrower will change its name or jurisdiction of organization.

         Section 6.25 CONSTITUENT DOCUMENTS; S CORPORATION STATUS. No Borrower will amend its Constituent Documents. No Borrower will become an S Corporation.

         Section 6.26 SWAP OR COLLAR AGREEMENTS. At all times after February 28, 2005, Borrowers shall maintain interest rate swap or collar agreements with Wells Fargo Bank or another financial institution acceptable to the Lender with respect to at least thirty-three percent (33%) of the outstanding Obligations.

         Section 6.27 PERFORMANCE BY THE LENDER. If any Borrower at any time fails to perform or observe any of the foregoing covenants contained in this
ARTICLE VI or elsewhere herein, and if such failure shall continue for a period of ten (10) calendar days after the Lender gives any Borrower written notice thereof (or in the case of the agreements contained in SECTION 6.12 and SECTION 6.14, immediately upon the occurrence of such failure, without notice or lapse of time), the Lender may, but need not, perform or observe such covenant on behalf and in the name, place and stead of such Borrower (or, at the Lender's option, in the Lender's name) and may, but need not, take any and all other actions which the Lender may reasonably deem necessary to cure or correct such failure (including the payment of taxes, the satisfaction of Liens, the performance of obligations owed to account debtors or other obligors, the procurement and maintenance of insurance, the execution of assignments, security agreements and financing statements, and the endorsement of instruments); and such Borrower shall thereupon pay to the Lender on demand the amount of all monies expended and all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Lender in connection with or as a result of the performance or observance of such agreements or the taking of such action by the Lender, together with interest thereon from the date expended or incurred at the Default Rate. To facilitate the Lender's performance or observance of such covenants of the Borrowers, each Borrower hereby irrevocably appoints the Lender, or the Lender's delegate, acting alone, as such Borrower's attorney in fact (which appointment is coupled with an interest) with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file in the name and on behalf of such Borrower any and all instruments, documents, assignments, security agreements, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by such Borrower under this SECTION 6.27.

                                   ARTICLE VII

                     EVENTS OF DEFAULT, RIGHTS AND REMEDIES

         Section 7.1 EVENTS OF DEFAULT. "Event of Default," wherever used herein, means any one of the following events:

                  (a) Default in the payment of any Obligations when they become due and payable;

                  (b) Default in the performance, or breach, of any covenant or agreement of any Borrower contained in this Agreement;

                  (c) The existence of any Overadvance arising as the result of any reduction in the Borrowing Base, or that arises in any manner and on terms not otherwise approved of in advance by Lender;

                  (d) A Change of Control shall occur;

                  (e) Any Borrower or any Guarantor shall be or become insolvent, or admit in writing its or his inability to pay its or his debts as they mature, or make an assignment for the benefit of creditors; or any Borrower or any Guarantor shall apply for or consent to the appointment of any receiver, trustee, or similar officer for it or him or for all or any substantial part of its or his property; or such receiver, trustee or similar officer shall be appointed without the application or consent of any Borrower or such Guarantor, as the case may be; or any Borrower or any Guarantor shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it or him under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application or otherwise) against any Borrower or any such Guarantor; or any judgment, writ, warrant of attachment or execution or similar process shall be issued or levied against a substantial part of the property of any Borrower or any Guarantor;

                  (f) A petition shall be filed by or against any Borrower or any Guarantor under the United States Bankruptcy Code naming any Borrower or such Guarantor as debtor;

                  (g) Any representation or warranty made by any Borrower in this Agreement, by any Guarantor in any guaranty delivered to the Lender, or by any Borrower (or any of its Officers) or any Guarantor in any agreement, certificate, instrument or financial statement or other statement contemplated by or made or delivered pursuant to or in connection with this Agreement or any such guaranty shall prove to have been incorrect in any material respect when deemed to be effective;

                  (h) The rendering against any Borrower of an arbitration award, final judgment, decree or order for the payment of money in excess of $1,000,000 and the continuance of such arbitration award, judgment, decree or order unsatisfied and in effect for any period of thirty (30) consecutive days without a stay of execution;

                  (i) A default under any bond, debenture, note or other evidence of material indebtedness of any Borrower in excess of $1,000,000 owed to any Person other than the Lender, or under any indenture or other instrument under which any such evidence of indebtedness has been issued or by which it is governed, or under any material lease or other contract, and the expiration of the applicable period of grace, if any, specified in such evidence of indebtedness, indenture, other instrument, lease or contract;

                  (j) Any Reportable Event, that the Lender determines in good faith might constitute grounds for the termination of any Pension Plan or for the appointment by the appropriate United States District Court of a trustee to administer any Pension Plan, shall have occurred and be continuing thirty (30) days after written notice to such effect shall have been given to any Borrower by the Lender; or a trustee shall have been appointed by an appropriate United States District Court to administer any Pension Plan; or the Pension Benefit Guaranty Corporation shall have instituted proceedings to terminate any Pension Plan or to appoint a trustee to administer any Pension Plan; or the Borrower or any ERISA Affiliate shall have filed for a distress termination of any Pension Plan under Title IV of ERISA; or any Borrower or any ERISA Affiliate shall have failed to make any quarterly contribution required with respect to any Pension Plan under Section 412(m) of the IRC, which the Lender determines in good faith may by itself, or in combination with any such failures that the Lender may determine are likely to occur in the future, result in the imposition of a Lien on the assets of any Borrower assets in favor of the Pension Plan; or any withdrawal, partial withdrawal, reorganization or other event occurs with respect to a Multiemployer Plan which results or could reasonably be expected to result in a material liability of any Borrower to the Multiemployer Plan under Title IV of ERISA;

                  (k) An event of default shall occur under any Security
         Document;

                  (l) Any Borrower shall liquidate, dissolve, terminate or suspend its business operations or otherwise fail to operate its business in the ordinary course, merge with another organization unless such Borrower is the surviving entity; or sell or attempt to sell all or substantially all of its assets, without the Lender's prior written consent;

                  (m) Default in the payment of any amount owed by any Borrower to the Lender other than any indebtedness arising hereunder;

                  (n) Any Guarantor shall repudiate, purport to revoke or fail to perform its obligations under its guaranty, or any other Guarantor shall cease to exist;

                  (o) Any Borrower shall take or participate in any action which would be prohibited under the provisions of any Subordination Agreement or make any payment on the Subordinated Indebtedness (as defined in any Subordination Agreement) that any Person was not entitled to receive under the provisions of such Subordination Agreement;

                  (p) Any event or circumstance with respect to any Borrower shall occur such that the Lender shall believe in good faith that the prospect of payment of all or any part of the Obligations or the performance by any Borrower under the Loan Documents is impaired or any material adverse change in the business or financial condition of any Borrower shall occur;

                  (q) Any breach, default or event of default by or attributable to any Affiliate under any agreement between such Affiliate and the Lender, or between such Affiliate and any Affiliate of the Lender, shall occur, including, without limitation, any default by or attributable to OilQuip, MCA, or AirComp under any agreement with Wells Fargo Bank; or

                  (r) The indictment of any Director, Owner, Officer, Guarantor or senior manager of any Borrower for a felony offence under state or federal law.

         Section 7.2 RIGHTS AND REMEDIES. During any Default Period, the Lender may exercise any or all of the following rights and remedies:

                  (a) The Lender may, by notice to the Borrowers, declare the Commitment to be terminated, whereupon the same shall forthwith terminate;

                  (b) The Lender may, by notice to the Borrowers, declare the Obligations to be forthwith due and payable, whereupon all Obligations shall become and be forthwith due and payable, without presentment, notice of dishonor, protest or further notice of any kind, all of which each Borrower hereby expressly waives;

                  (c) The Lender may, without notice to the Borrowers and without further action, apply any and all money owing by the Lender to the Borrowers to the payment of the Obligations;

                  (d) The Lender may exercise and enforce any and all rights and remedies available upon default to a secured party under the UCC, including the right to take possession of Collateral, or any evidence thereof, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which each Borrower hereby expressly waives) and the right to sell, lease or otherwise dispose of any or all of the Collateral (with or without giving any warranties as to the Collateral, title to the Collateral or similar warranties), and, in connection therewith, each Borrower will on demand assemble the Collateral and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties;

                  (e) The Lender may make demand upon the Borrowers and, forthwith upon such demand, each Borrower will pay to the Lender in immediately available funds for deposit in the Special Account pursuant to SECTION 2.4 an amount equal to the aggregate maximum amount available to be drawn under all Letters of Credit then outstanding, assuming compliance with all conditions for drawing thereunder;

                  (f) The Lender may exercise and enforce its rights and remedies under the Loan Documents;

                  (g) The Lender may without regard to any waste, adequacy of the security or solvency of the Borrowers, apply for the appointment of a receiver of the Collateral, to which appointment each Borrower hereby consents, whether or not foreclosure proceedings have been commenced under the Security Documents and whether or not a foreclosure sale has occurred; and

                  (h) The Lender may exercise any other rights and remedies available to it by law or agreement.

         Notwithstanding the foregoing, upon the occurrence of an Event of Default described in SECTION 7.1(e) or SECTION 7.1(f), the Obligations shall be immediately due and payable automatically without presentment, demand, protest or notice of any kind. If the Lender sells any of the Collateral on credit, the Obligations will be reduced only to the extent of payments actually received. If the purchaser fails to pay for the Collateral, the Lender may resell the Collateral and shall apply any proceeds actually received to the Obligations.

         Section 7.3 CERTAIN NOTICES. If notice to any Borrower of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in SECTION 8.3) at least ten (10) calendar days before the date of intended disposition or other action.

                                  ARTICLE VIII

                                  MISCELLANEOUS

         Section 8.1 NO WAIVER; CUMULATIVE REMEDIES; COMPLIANCE WITH LAWS. No failure or delay by the Lender in exercising any right, power or remedy under the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy under the Loan Documents. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law. The Lender may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and such compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

         Section 8.2 AMENDMENTS, ETC. No amendment, modification, termination or waiver of any provision of any Loan Document or consent to any departure by any Borrower therefrom or any release of a Security Interest shall be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on any Borrower in any case shall entitle such Borrower to any other or further notice or demand in similar or other circumstances.

         Section 8.3 NOTICES; COMMUNICATION OF CONFIDENTIAL INFORMATION; REQUESTS FOR ACCOUNTING. Except as otherwise expressly provided herein, all notices, requests, demands and other communications provided for under the Loan Documents shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, (d) transmitted by telecopy, or (e) sent as electronic mail, in each case delivered or sent to the party to whom notice is being given to the business address, telecopier number, or e mail address set forth below next to its signature or, as to each party, at such other business address, telecopier number, or e mail address as it may hereafter designate in writing to the other party pursuant to the terms of this SECTION 8.3. All such notices, requests, demands and other communications shall be deemed to be an authenticated record communicated or given on (a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date delivered to the courier if delivered by overnight courier, or (d) the date of transmission if sent by telecopy or by e mail, except that notices or requests delivered to the Lender pursuant to any of the provisions of ARTICLE II of this Agreement shall not be effective until received by the Lender. All notices, financial information, or other business records sent by either party to this Agreement may be transmitted, sent, or otherwise communicated via such medium as the sending party may deem appropriate and commercially reasonable; PROVIDED, HOWEVER, that the risk that the confidentiality or privacy of such notices, financial information, or other business records sent by either party may be compromised shall be borne exclusively by the Borrowers. All requests for an accounting under Section 9-210 of the UCC (i) shall be made in a writing signed by a Person authorized under SECTION 2.2(a), (ii) shall be personally delivered, sent by registered or certified mail, return receipt requested, or by overnight courier of national reputation, (iii) shall be deemed to be sent when received by the Lender and (iv) shall otherwise comply with the requirements of Section 9-210. Each Borrower requests that the Lender respond to all such requests which on their face appear to come from an authorized individual and releases the Lender from any liability for so responding. Each Borrower shall pay the Lender the maximum amount allowed by law for responding to such requests.

         Section 8.4 FURTHER DOCUMENTS. Each Borrower will from time to time execute, deliver, endorse and authorize the filing of any and all instruments, documents, conveyances, assignments, security agreements, financing statements, control agreements and other agreements and writings that the Lender may reasonably request in order to secure, protect, perfect or enforce the Security Interest or the Lender's rights under the Loan Documents (but any failure to request or assure that such Borrower executes, delivers, endorses or authorizes the filing of any such item shall not affect or impair the validity, sufficiency or enforceability of the Loan Documents and the Security Interest, regardless of whether any such item was or was not executed, delivered or endorsed in a similar context or on a prior occasion).

         Section 8.5 COSTS AND EXPENSES. Each Borrower shall pay on demand all costs and expenses, including reasonable attorneys' fees incurred by the Lender in connection with the Obligations, this Agreement, the Loan Documents, any Letter of Credit and any other document or agreement related hereto or thereto, and the transactions contemplated hereby, including all such costs, expenses and fees incurred in connection with the negotiation, preparation, execution, amendment, administration, performance, collection and enforcement of the Obligations and all such documents and agreements and the creation, perfection, protection, satisfaction, foreclosure or enforcement of the Security Interest.

         Section 8.6 INDEMNITY. In addition to the payment of expenses pursuant to SECTION 8.5, the Borrower shall indemnify, defend and hold harmless the Lender, and any of its participants, parent corporations, subsidiary corporations, affiliated corporations, successor corporations, and all present and future officers, directors, employees, attorneys and agents of the foregoing (the "Indemnitees") from and against any of the following (collectively, "Indemnified Liabilities"):

                           (i) Any and all transfer taxes, documentary taxes,
                  assessments or charges made by any governmental authority by reason of the execution and delivery of the Loan Documents or the making of the Advances;

                           (ii) Any claims, loss or damage to which any
                  Indemnitee may be subjected if any representation or warranty contained in SECTION 5.14 proves to be incorrect in any respect or as a result of any violation of the covenant contained in SECTION 6.11(B); and

                           (iii) Any and all other liabilities, losses, damages,
                  penalties, judgments, suits, claims, costs and expenses of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel) in connection with the foregoing and any other investigative, administrative or judicial proceedings, whether or not such Indemnitee shall be designated a party thereto, which may be imposed on, incurred by or asserted against any such Indemnitee, in any manner related to or arising out of or in connection with the making of the Advances and the Loan Documents or the use or intended use of the proceeds of the Advances.

         If any investigative, judicial or administrative proceeding arising from any of the foregoing is brought against any Indemnitee, upon such Indemnitee's request, each Borrower, or counsel designated by the Borrowers and satisfactory to the Indemnitee, will resist and defend such action, suit or proceeding to the extent and in the manner directed by the Indemnitee, at the Borrowers' sole costs and expense. Each Indemnitee will use its best efforts to cooperate in the defense of any such action, suit or proceeding. If the foregoing undertaking to indemnify, defend and hold harmless may be held to be unenforceable because it violates any law or public policy, each Borrower shall nevertheless make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Each Borrower's obligation under this SECTION 8.6 shall survive the termination of this Agreement and the discharge of such Borrower's other obligations hereunder.

         Section 8.7 PARTICIPANTS. The Lender and its participants, if any, are not partners or joint venturers, and the Lender shall not have any liability or responsibility for any obligation, act or omission of any of its participants. All rights and powers specifically conferred upon the Lender may be transferred or delegated to any of the Lender's participants, successors or assigns.

         Section 8.8 EXECUTION IN COUNTERPARTS; TELEFACSIMILE EXECUTION. This Agreement and other Loan Documents may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

         Section 8.9 RETENTION OF BORROWERS' RECORDS. The Lender shall have no obligation to maintain any electronic records or any documents, schedules, invoices, agings, or other papers delivered to the Lender by the Borrowers or in connection with the Loan Documents for more than thirty (30) days after receipt by the Lender. If there is a special need to retain specific records, such Borrower must inform Lender of its need to retain those records with particularity, which must be delivered in accordance with the notice provisions of SECTION 8.3 of this Agreement within thirty (30) days of Lender taking control of same.

         Section 8.10 BINDING EFFECT; ASSIGNMENT; COMPLETE AGREEMENT; SHARING INFORMATION. The Loan Documents shall be binding upon and inure to the benefit of each Borrower and the Lender and their respective successors and assigns, EXCEPT that no Borrower shall have the right to assign its rights thereunder or any interest therein without the Lender's prior written consent. To the extent permitted by law, each Borrower waives and will not assert against any assignee any claims, defenses or set-offs which such Borrower could assert against the Lender. This Agreement shall also bind all Persons who become a party to this Agreement as a borrower. This Agreement, together with the Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof. To the extent that any provision of this Agreement contradicts other provisions of the Loan Documents, this Agreement shall control. Without limiting the Lender's right to share information regarding any Borrower and its Affiliates with the Lender's participants, accountants, lawyers and other advisors, the Lender and Wells Fargo Bank may share any and all information they may have in their possession regarding any Borrower and its Affiliates, and each Borrower waives any right of confidentiality it may have with respect to such sharing of information.

         Section 8.11 SEVERABILITY OF PROVISIONS. Any provision of this Agreement that is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

         Section 8.12 HEADINGS. Article, Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         Section 8.13 GOVERNING LAW; JURISDICTION, VENUE; WAIVER OF JURY TRIAL. The Loan Documents shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Minnesota. The parties hereto hereby (i) consent to the personal jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related to this Agreement; (ii) waive any argument that venue in any such forum is not convenient; (iii) agree that any litigation initiated by the Lender or the Borrower in connection with this Agreement or the other Loan Documents may be venued in either the state or federal courts located in Hennepin County, Minnesota; and (iv) agree that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

         EACH BORROWER AND LENDER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION AT LAW OR IN EQUITY OR IN ANY OTHER PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT.

Allis Chalmers' Initials: ______________    Lender's Initials: _________________
Jens' Initials: ________________________
Strata's Initials: _____________________
Safco's Initials: ______________________






        [The remainder of this page is left is left intentionally blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.



Allis Chalmers Corporation                  ALLIS-CHALMERS CORPORATION
5075 Westheimer Road, Suite 890
Houston, Texas 77056
Telecopier: (713) 369-0555
Attention:  Munawar Hidayatallah            By /S/ MUNAWAR HIDAYATALLAH
e-mail: vperez@alchenergy.com                  ---------------------------------
                                               Munawar Hidayatallah, Chief
                                               Executive Officer

Strata Directional Technology, Inc.         STRATA DIRECTIONAL TECHNOLOGY, INC.
1034 Regional Park Drive
Houston, Texas 77060
Telecopier: (713) 934-9067
Attention:  Dave Wilde                      By /S/ DAVE WILDE
e-mail:  vperez@alchenergy.com                 ---------------------------------
                                               Dave Wilde, Chief Executive
                                               Officer

Jens' Oil Field Services, Inc.
5205 W. University Drive                    JENS' OIL FIELD SERVICE, INC.
P.O. Box 1176
Edinburgh, Texas 78540
Telecopier: (956) 381-1151
Attention:  Munawar Hidayatallah            By /S/ MUNAWAR HIDAYATALLAH
e-mail:  vperez@alchenergy.com                 ---------------------------------
                                               Munawar Hidayatallah, Chief
                                               Executive Officer

Safco-Oil Field Products Inc.               SAFCO-OIL FIELD PRODUCTS, INC.
21131 Hardy Street
Houston, TX 77073
Telecopier: (281) 443-6474
Attention:  Munawar Hidayatallah            By /S/ MUNAWAR HIDAYATALLAH
e-mail:  vperez@alchenergy.com                 ---------------------------------
                                               Munawar Hidayatallah, Chief
                                               Executive Officer

Wells Fargo Credit, Inc.
MAC T5698-030                               WELLS FARGO CREDIT, INC.
40 N.E. Loop 410, Suite 340
San Antonio, Texas 78216
Telecopier:  210-856-8989
Attention:  Michelle Guetter                By /S/ MICHELLE GUETTER
e-mail: michelle.guetter@wellsfargo.com        ---------------------------------
                                               Michelle Guetter, Vice President


                                SIGNATURE PAGE TO
               AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

                         TABLE OF EXHIBITS AND SCHEDULES

         Exhibit A         Form of Amended and Restated Revolving Note

         Exhibit B         Form of Amended and Restated Term A Note

         Exhibit C         Form of Term B Note

         Exhibit D         Compliance Certificate

         Exhibit E         Premises


            ---------------------------------------------------------

         Schedule 2.15             Sources and Uses of Funds

         Schedule 5.1 Trade Names, Chief Executive Office, Principal Place of Business, and Locations of Collateral

         Schedule 5.2              Capitalization and Organizational Chart

         Schedule 5.5              Subsidiaries

         Schedule 5.7              Certain Litigation Matters

         Schedule 5.11             Intellectual Property Disclosures

         Schedule 5.14             Environmental Matters

         Schedule 6.3              Permitted Liens

         Schedule 6.4              Permitted Indebtedness and Guaranties

         EXHIBIT A to Amended and Restated Credit and Security Agreement


                       AMENDED AND RESTATED REVOLVING NOTE


$10,000,000                                               Minneapolis, Minnesota
                                                                December 7, 2004

         For value received, the undersigned, ALLIS-CHALMERS CORPORATION, a Delaware corporation, JENS' OIL FIELD SERVICE, INC., a Texas corporation, STRATA DIRECTIONAL TECHNOLOGY, INC., a Texas corporation, and SAFCO-OIL FIELD PRODUCTS, INC., a Texas corporation (collectively, the "Borrowers"), hereby promise to pay, jointly and severally, on the Termination Date under the Credit Agreement (defined below), to the order of Wells Fargo Credit, Inc., a Minnesota corporation (the "Lender"), at its office in Minneapolis, Minnesota, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Ten Million Dollars ($10,000,000) or the aggregate unpaid principal amount of all Revolving Advances made by the Lender to the Borrowers under the Credit Agreement (defined below) together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a three hundred sixty (360) day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Amended and Restated Credit and Security Agreement dated the same date as this Note (as the same may hereafter be amended, supplemented or restated from time to time, the "Credit Agreement") by and between the Lender and the Borrowers. The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.

         This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This Note is issued in replacement of and substitution for, but not in repayment of, (a) the Third Amended and Restated Revolving Note of Strata dated as of April 2, 2004, in the original principal amount of $4,000,000, and (b) the Revolving Note of Jens dated as of February 1, 2002, in the original principal amount of $1,000,000.

         This Note is the Revolving Note referred to in the Credit Agreement. This Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

         The Borrowers shall pay all costs of collection, including reasonable attorneys' fees and legal expenses if this Note is not paid when due, whether or not legal proceedings are commenced.

         Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

            [The remainder of this page is left blank intentionally.]

                                       ALLIS-CHALMERS CORPORATION


                                       --------------------------------
                                       By:  Munawar Hidayatallah
                                       Its: Chief Executive Officer

                                       JENS' OIL FIELD SERVICE, INC.


                                       --------------------------------
                                       By:  Munawar Hidayatallah
                                       Its: Chief Executive Officer

                                       STRATA DIRECTIONAL TECHNOLOGY, INC.


                                       --------------------------------
                                       By:  Dave Wilde, Chief Executive Officer
                                       Its: Chief Executive Officer

                                       SAFCO-OIL FIELD PRODUCTS, INC.


                                       --------------------------------
                                       By:  Munawar Hidayatallah
                                       Its: Chief Executive Officer



                                SIGNATURE PAGE TO
                       AMENDED AND RESTATED REVOLVING NOTE

         EXHIBIT B to Amended and Restated Credit and Security Agreement


                        AMENDED AND RESTATED TERM A NOTE


$6,335,000                                                Minneapolis, Minnesota
                                                               December  7, 2004


         For value received, the undersigned, ALLIS-CHALMERS CORPORATION, a Delaware corporation, JENS' OIL FIELD SERVICE, INC., a Texas corporation, STRATA DIRECTIONAL TECHNOLOGY, INC., a Texas corporation, and SAFCO-OIL FIELD PRODUCTS, INC., a Texas corporation (collectively, the "Borrowers"), hereby promise to pay, jointly and severally, on the Termination Date under the Credit Agreement (defined below), to the order of Wells Fargo Credit, Inc., a Minnesota corporation (the "Lender"), at its office in Minneapolis, Minnesota, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Six Million Three Hundred Thirty-Five Thousand Dollars ($6,335,000) or the aggregate unpaid principal amount of all Term A Advances made by the Lender to the Borrowers under the Credit Agreement together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a three hundred sixty (360) day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Amended and Restated Credit and Security Agreement dated the same date as this Note (as the same may hereafter be amended, supplemented or restated from time to time, the "Credit Agreement") by and between the Lender and the Borrowers. The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.

         This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This Note is issued in replacement of and substitution for, but not in repayment of, (a) the Term Note of Jens dated as of February 1, 2002, in the original principal amount of $4,042,396, and (b) the Real Estate Note of Jens dated as of February 1, 2002, in the original principal amount of $532,000. This Note is the Term A Note referred to in the Credit Agreement.

         This Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

         The Borrower hereby agree to pay all costs of collection, including attorneys' fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.

         Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

            [The remainder of this page is left blank intentionally.]

                                            ALLIS-CHALMERS CORPORATION


                                            --------------------------------
                                            By:  Munawar Hidayatallah
                                            Its: Chief Executive Officer

                                            JENS' OIL FIELD SERVICE, INC.


                                            --------------------------------
                                            By:  Munawar Hidayatallah
                                            Its: Chief Executive Officer

                                            STRATA DIRECTIONAL TECHNOLOGY, INC.


                                            --------------------------------
                                            By:  Dave Wilde
                                            Its: Chief Executive Officer

                                            SAFCO-OIL FIELD PRODUCTS, INC.


                                            --------------------------------
                                            By:  Munawar Hidayatallah
                                            Its: Chief Executive Officer



                                SIGNATURE PAGE TO
                        AMENDED AND RESTATED TERM A NOTE

         EXHIBIT C to Amended and Restated Credit and Security Agreement


                                   TERM B NOTE


$6,000,000                                                Minneapolis, Minnesota
                                                                December 7, 2004

         For value received, the undersigned, ALLIS-CHALMERS CORPORATION, a Delaware corporation, JENS' OIL FIELD SERVICE, INC., a Texas corporation, STRATA DIRECTIONAL TECHNOLOGY, INC., a Texas corporation, and SAFCO-OIL FIELD PRODUCTS, INC., a Texas corporation (collectively, the "Borrowers"), hereby promise to pay, jointly and severally, on the Termination Date under the Credit Agreement (defined below), to the order of Wells Fargo Credit, Inc., a Minnesota corporation (the "Lender"), at its office in Minneapolis, Minnesota, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Six Million Dollars ($6,000,000) or the aggregate unpaid principal amount of all Term B Advances made by the Lender to the Borrowers under the Credit Agreement together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a three hundred sixty (360) day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Amended and Restated Credit and Security Agreement dated the same date as this Note (as the same may hereafter be amended, supplemented or restated from time to time, the "Credit Agreement") by and between the Lender and the Borrowers. The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.

         This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This Note is the Term B Note referred to in the Credit Agreement.

         This Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

         The Borrowers hereby agree to pay all costs of collection, including attorneys' fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.

         Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

            [The remainder of this page is left blank intentionally.]

                                            ALLIS-CHALMERS CORPORATION


                                            --------------------------------
                                            By:  Munawar Hidayatallah
                                            Its: Chief Executive Officer

                                            JENS' OIL FIELD SERVICE, INC.


                                            --------------------------------
                                            By:  Munawar Hidayatallah
                                            Its: Chief Executive Officer

                                            STRATA DIRECTIONAL TECHNOLOGY, INC.


                                            --------------------------------
                                            By:  Dave Wilde
                                            Its: Chief Executive Officer

                                            SAFCO-OIL FIELD PRODUCTS, INC.


                                            --------------------------------
                                            By:  Munawar Hidayatallah
                                            Its: Chief Executive Officer


                                SIGNATURE PAGE TO
                                   TERM B NOTE

         EXHIBIT D to Amended and Restated Credit and Security Agreement


                             COMPLIANCE CERTIFICATE
                             ----------------------


To:               Wells Fargo Credit, Inc.
Date:             __________________, 200___
Subject:          Financial Statements

         In accordance with our Amended and Restated Credit and Security Agreement dated as of December 7, 2004 (the "Credit Agreement"), attached are the financial statements of ALLIS-CHALMERS CORPORATION, a Delaware corporation, STRATA DIRECTIONAL TECHNOLOGY, INC., a Texas corporation, JENS' OIL FIELD SERVICE, INC., a Texas corporation, and SAFCO-OIL FIELD PRODUCTS, INC., a Texas corporation (collectively, the "Borrowers") as of and for ________________, 200__ (the "Reporting Date") and the year-to-date period then ended (the "Current Financials"). All terms used in this certificate have the meanings given in the Credit Agreement.

         I certify that the Current Financials have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly present the Borrowers' financial condition as of the date thereof.

         I further hereby certify as follows:

         EVENTS OF DEFAULT.  (Check one):

         (__) The undersigned does not have knowledge of the occurrence of a Default or Event of Default under the Credit Agreement except as previously reported in writing to the Lender.

         (__) The undersigned has knowledge of the occurrence of a Default or Event of Default under the Credit Agreement not previously reported in writing to the Lender and attached hereto is a statement of the facts with respect to thereto. The Borrowers acknowledge that pursuant to SECTION 2.8(d) of the Credit Agreement, the Lender may impose the Default Rate at any time during the resulting Default Period.

         MATERIAL ADVERSE CHANGE IN LITIGATION MATTERS OF BORROWER. I further hereby certify as follows (check one):

         (__) The undersigned has no knowledge of any material adverse change to the litigation exposure of the Borrowers or any of its Guarantors or Affiliates.

         (__) The undersigned has knowledge of material adverse changes to the litigation exposure of the Borrowers or any of its Guarantors or Affiliates not previously disclosed in SCHEDULE
                  5.7 to the Credit Agreement. Attached to this Certificate is a statement of the facts with respect thereto.

         FINANCIAL COVENANTS. I further hereby certify as follows (check and complete each of the following):

         1. STOP LOSS. Pursuant to SECTION 6.2(a) of the Credit Agreement, for the month ending on the Reporting Date, the Borrowers have achieved Net Income of $______________, which [ ] satisfies [ ] does not satisfy the requirement that the Borrowers maintain Net Income in excess of ($_____________) for each month.

         2. MINIMUM DEBT SERVICE COVERAGE RATIO. Pursuant to SECTION 6.2(B) of the Credit Agreement, as of the Reporting Date, the Borrowers' Debt Service Coverage Ratio was _____ to 1.00 which [ ] satisfies [ ] does not satisfy the requirement that such ratio be no less than ______ to 1.00 on the Reporting Date as set forth in the table below:

                                                           MINIMUM DEBT SERVICE
                                                           --------------------
               PERIOD                                         COVERAGE RATIO
               ------                                         --------------
Three months ending March 31 of each year                       1.00 to 1.00
Six months ending June 30 of each year                          1.00 to 1.00
Nine months ending September 30 of each year                    1.00 to 1.00
Twelve months ending December 31 of each year                   1.15 to 1.00

         3. CAPITAL EXPENDITURES. Pursuant to SECTION 6.2(c) of the Credit Agreement, for the fiscal year-to-date period ending on the Reporting Date, the Borrowers have expended or contracted to expend for Capital Expenditures, $__________ in the aggregate, of which $____________ were unfinanced, which [ ] satisfies [ ] does not satisfy the requirement that such expenditures not exceed $__________ in the aggregate during the fiscal year, no more than $_____________ of which may be unfinanced.

         4. MEXICAN CAPITAL EXPENDITURES. Pursuant to SECTION 6.2(d) of the Credit Agreement, for the fiscal year-to-date period ending on the Reporting Date, the Borrowers have expended or contracted to expend for Mexican Capital Expenditures, $__________ in the aggregate, which [ ] satisfies [ ] does not satisfy (a) for fiscal years ending December 31, 2004 and December 31, 2005, the requirement that such expenditures not exceed $4,500,000 in the aggregate during the fiscal years ending December 31, 2004 and December 31, 2005, taken together or (b) for fiscal years ending December 31, 2006 and thereafter, the requirement that no such expenditures may be made during a Default Period or if average daily Availability for the 90 days preceding such expenditure is less than $1,000,000, and in any case that such expenditures not exceed the lesser of (i) $1,000,000 and (ii) the sum of (1) cash equity contributions received by the Borrowers on or after January 1, 2005, which total $______________, and (2) the net amount by which the Borrowers' Cash Flow From Operations achieved on or after January 1, 2005, which totals $______________, exceeds the minimum amount of Cash Flow From Operations that would have been required for such periods for the Borrowers to remain in compliance with all other Financial Covenants, which is $_____________.

         5. SALARIES. As of the Reporting Date, the Borrowers have not paid excessive or unreasonable salaries, bonuses, commissions, consultant fees or other compensation, or increased the salary, bonus (except to the extent resulting from enhanced or increased performance), commissions, consultant fees or other compensation of any Director, Officer or consultant, or any member of their families, by more than ten percent (10%) over the amount paid in the Borrowers' previous fiscal year, either individually or for all such persons in the aggregate, and has not paid any increase from any source other than profits earned in the year of payment, and as a consequence [ ] is [ ] is not in compliance with SECTION 6.8 of the Credit Agreement.

         Attached hereto are all relevant facts in reasonable detail to evidence, and the computations of the financial covenants referred to above. These computations were made in accordance with GAAP.


            [The remainder of this page is left blank intentionally.]

                                            ALLIS-CHALMERS CORPORATION


                                            --------------------------------
                                            By:  Munawar Hidayatallah
                                            Its: Chief Executive Officer

                                            JENS' OIL FIELD SERVICE, INC.


                                            --------------------------------
                                            By:  Munawar Hidayatallah
                                            Its: Chief Executive Officer

                                            STRATA DIRECTIONAL TECHNOLOGY, INC.


                                            --------------------------------
                                            By:  Dave Wilde
                                            Its: Chief Executive Officer

                                            SAFCO-OIL FIELD PRODUCTS, INC.


                                            --------------------------------
                                            By:  Munawar Hidayatallah
                                            Its: Chief Executive Officer



                                SIGNATURE PAGE TO
                             COMPLIANCE CERTIFICATE

                               SECURITY AGREEMENT
                         (MOUNTAIN COMPRESSED AIR, INC.)

         This Security Agreement (this "Agreement"), dated as of December 7, 2004, is made by and between Mountain Compressed Air, Inc., a Delaware corporation (the "Debtor"), and Wells Fargo Credit, Inc., a Minnesota corporation (the "Secured Party").

                  Pursuant to an Amended and Restated Credit and Security Agreement dated as of December 7, 2004 (as the same may be amended, supplemented or restated from time to time, the "Credit Agreement"), the Secured Party may extend credit accommodations to Allis-Chalmers Corporation, a Delaware corporation, Strata Directional Technology, Inc., a Texas corporation, Jens' Oil Field Service, Inc., a Texas corporation, and Safco-Oil Field Products, Inc., a Texas corporation (collectively, the "Borrower").

                  As a condition to extending credit to the Borrower, the Secured Party has required the execution and delivery of the Debtor's Guaranty of even date herewith, guaranteeing the payment and performance of all obligations of the Borrower arising under or pursuant to the Credit Agreement (the "Guaranty").

                  As a further condition to extending credit to the Borrower under the Credit Agreement, the Secured Party has required the execution and delivery of this Agreement by the Debtor.

                  ACCORDINGLY, in consideration of the mutual covenants contained in the Credit Agreement and herein, the parties hereby agree as follows:

         1. DEFINITIONS. All terms defined in the recitals hereto and the Credit Agreement that are not otherwise defined herein shall have the meanings given them in the recitals and the Credit Agreement. All terms defined in the UCC and not otherwise defined herein have the meanings assigned to them in the UCC. In addition, the following terms have the meanings set forth below or in the referenced Section of this Agreement:

                  "Accounts" means all of the Debtor's accounts, as such term is defined in the UCC, including each and every right of the Debtor to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or otherwise arises under any contract or agreement, whether such right to payment is created, generated or earned by the Debtor or by some other person who subsequently transfers such person's interest to the Debtor, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all Liens) which the Debtor may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any property of such account debtor or other obligor; all including but not limited to all present and future accounts, contract rights, loans and obligations receivable, chattel papers, bonds, notes and other debt instruments, tax refunds and rights to payment in the nature of general intangibles.

                  "Collateral" means all of the Debtor's Accounts, chattel paper, deposit accounts, documents, Equipment, General Intangibles, goods, instruments, Inventory, Investment Property, letter-of-credit rights, letters of credit, all sums on deposit in any Collateral Account, and any items in any Lockbox; together with (i) all substitutions and replacements for and products of any of the foregoing; (ii) in the case of all goods, all accessions; (iii) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any goods; (iv) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods; (v) any money, or other assets of the Debtor that now or hereafter come into the possession, custody, or control of the Lender; and (vi) proceeds of any and all of the foregoing.

                  "Equipment" means all of the Debtor's equipment, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and recordkeeping equipment, parts, tools, supplies, and including specifically the goods described in any equipment schedule or list herewith or hereafter furnished to the Lender by the Debtor.

                  "Event of Default" has the meaning given in SECTION 6 hereof.

                  "General Intangibles" means all of the Debtor's general intangibles, as such term is defined in the UCC, whether now owned or hereafter acquired, including all present and future Intellectual Property Rights, customer or supplier lists and contracts, manuals, operating instructions, permits, franchises, the right to use the Debtor's name, and the goodwill of the Debtor's business.

                  "Intellectual Property Rights" means all actual or prospective rights arising in connection with any intellectual property or other proprietary rights, including all rights arising in connection with copyrights, patents, service marks, trade dress, trade secrets, trademarks, trade names or mask works.

                  "Inventory" means all of the Debtor's inventory, as such term is defined in the UCC, whether now owned or hereafter acquired, whether consisting of whole goods, spare parts or components, supplies or materials, whether acquired, held or furnished for sale, for lease or under service contracts or for manufacture or processing, and wherever located.

                  "Investment Property" means all of the Debtor's investment property, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all securities, security entitlements, securities accounts, commodity contracts, commodity accounts, stocks, bonds, mutual fund shares, money market shares and U.S. Government securities.

                  "Lien" means any security interest, mortgage, deed of trust, pledge, lien, charge, encumbrance, title retention agreement or analogous instrument or device, including the interest of each lessor under any capitalized lease and the interest of any bondsman under any payment or performance bond, in, of or on any assets or properties of a person, whether now owned or hereafter acquired and whether arising by agreement or operation of law.

                  "Obligations" means each and every debt, liability and obligation of every type and description which the Debtor may now or at any time hereafter owe to the Secured Party, whether such debt, liability or obligation now exists or is hereafter created or incurred and whether it is or may be direct or indirect, due or to become due, or absolute or contingent, including without limitation all obligations under the Guaranty.

                  "Permitted Liens" means (i) the Security Interest, (ii) covenants, restrictions, rights, easements and minor irregularities in title which do not materially interfere with the Debtor's business or operations as presently conducted, and (iii) Liens in existence on the date hereof and described on EXHIBIT C hereto.

                  "Security Interest" has the meaning given in SECTION 2 hereof.

                  "UCC" means Uniform Commercial Code as in effect from time to time in the State of Minnesota.

         2. SECURITY INTEREST. The Debtor hereby grants the Secured Party a security interest (the "Security Interest") in the Collateral to secure payment of the Obligations.

         3. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. The Debtor hereby represents, warrants and agrees as follows:

                  (a) TITLE. The Debtor (i) has absolute title to each item of Collateral in existence on the date hereof, free and clear of all Liens except Permitted Liens, (ii) will have, at the time the Debtor acquires any rights in Collateral hereafter arising, absolute title to each such item of Collateral free and clear of all Liens except Permitted Liens,
         (iii) will keep all Collateral free and clear of all Liens except Permitted Liens, and (iv) will defend the Collateral against all claims or demands of all persons other than the Secured Party. The Debtor will not sell or otherwise dispose of the Collateral or any interest therein, outside the ordinary course of business, without the prior written consent of the Secured Party.

                  (b) CHIEF EXECUTIVE OFFICE; IDENTIFICATION NUMBERS. The Debtor's chief executive office and principal place of business is located at the address set forth under its signature below. The Debtor's federal employer identification number and organizational identification number are correctly set forth under its signature below.

                  (c) LOCATION OF COLLATERAL. As of the date hereof, the tangible Collateral is located only in the states and at the addresses identified on EXHIBIT A hereto.

                  (d) CHANGES IN NAME, CONSTITUENT DOCUMENTS, LOCATION. The Debtor will not change its name, articles of incorporation or bylaws, or jurisdiction of organization, without the prior written consent of the Secured Party. The Debtor will not change its business address, without prior written notice to the Secured Party.

                  (e) FIXTURES. The Debtor will not permit any tangible Collateral to become part of or to be affixed to any real property without first assuring to the reasonable satisfaction of the Secured Party that the Security Interest will be prior and senior to any Lien then held or thereafter acquired by any mortgagee of such real property or the owner or purchaser of any interest therein. If any part or all of the tangible Collateral is now or will become so related to particular real estate as to be a fixture, the real estate concerned and the name of the record owner are accurately set forth in EXHIBIT B hereto.

                  (f) RIGHTS TO PAYMENT. Each right to payment and each instrument, document, chattel paper and other agreement constituting or evidencing Collateral is (or will be when arising, issued or assigned to the Secured Party) the valid, genuine and legally enforceable obligation, subject to no defense, setoff or counterclaim (other than those arising in the ordinary course of business), of the account debtor or other obligor named therein or in the Debtor's records pertaining thereto as being obligated to pay such obligation. The Debtor will neither agree to any material modification or amendment nor agree to any forbearance, release or cancellation of any such obligation, and will not subordinate any such right to payment to claims of other creditors of such account debtor or other obligor.

                  (g) COMMERCIAL TORT CLAIMS. Promptly upon knowledge thereof, the Debtor will deliver to the Secured Party notice of any commercial tort claims it may bring against any person, including the name and address of each defendant, a summary of the facts, an estimate of the Debtor's damages, copies of any complaint or demand letter submitted by the Debtor, and such other information as the Lender may request. Upon request by the Secured Party, the Debtor will grant the Secured Party a security interest in all commercial tort claims it may have against any person.

                  (h) MISCELLANEOUS COVENANTS. The Debtor will:

                           (i) keep all tangible Collateral in good repair,
                  working order and condition, normal depreciation excepted, and will, from time to time, replace any worn, broken or defective parts thereof;

                           (ii) promptly pay all taxes and other governmental
                  charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the Security Interest;

                           (iii) at all reasonable times, permit the Secured
                  Party or its representatives to examine or inspect any Collateral, wherever located, and to examine, inspect and copy the Debtor's books and records pertaining to the Collateral and its business and financial condition and to send and discuss with account debtors and other obligors requests for verifications of amounts owed to the Debtor;

                           (iv) keep accurate and complete records pertaining to
                  the Collateral and pertaining to the Debtor's business and financial condition and submit to the Secured Party such periodic reports concerning the Collateral and the Debtor's business and financial condition as the Secured Party may from time to time reasonably request;

                           (v) promptly notify the Secured Party of any loss of
                  or material damage to any Collateral or of any adverse change, known to the Debtor, in the prospect of payment of any sums due on or under any instrument, chattel paper, or account constituting Collateral;

                           (vi) if the Secured Party at any time so requests
                  (after the occurrence of an Event of Default), promptly deliver to the Secured Party any instrument, document or chattel paper constituting Collateral, duly endorsed or assigned by the Debtor;

                           (vii) at all times keep all tangible Collateral
                  insured against risks of fire (including so-called extended coverage), theft, collision (in case of Collateral consisting of motor vehicles) and such other risks and in such amounts as the Secured Party may reasonably request, with any such policies containing a lender loss payable endorsement acceptable to the Secured Party;

                           (viii) from time to time authorize such financing
                  statements as the Secured Party may reasonably require in order to perfect the Security Interest and, if any Collateral consists of a motor vehicle, execute such documents as may be required to have the Security Interest properly noted on a certificate of title;

                           (ix) pay when due or reimburse the Secured Party on
                  demand for all costs of collection of any of the Obligations and all other out-of-pocket expenses (including in each case all reasonable attorneys' fees) incurred by the Secured Party in connection with the creation, perfection, satisfaction, protection, defense or enforcement of the Security Interest or the creation, continuance, protection, defense or enforcement of this Agreement or any or all of the Obligations, including expenses incurred in any litigation or bankruptcy or insolvency proceedings;

                           (x) execute, deliver or endorse any and all
                  instruments, documents, assignments, security agreements and other agreements and writings which the Secured Party may at any time reasonably request in order to secure, protect, perfect or enforce the Security Interest and the Secured Party's rights under this Agreement; and

                           (xi) not use or keep any Collateral, or permit it to
                  be used or kept, for any unlawful purpose or in violation of any federal, state or local law, statute or ordinance.

                  (i) SECURED PARTY'S RIGHT TO TAKE ACTION. The Debtor authorizes the Secured Party to file from time to time where permitted by law, such financing statements against collateral described as "all personal property" or describing specific items of collateral including commercial tort claims as the Secured Party deems necessary or useful to perfect the Security Interest. The Debtor will not amend any financing statements in favor of the Secured Party except as permitted by law. Further, if the Debtor at any time fails to perform or observe any agreement contained in SECTION 3(h), and if such failure continues for a period of ten (10) days after the Secured Party gives the Debtor written notice thereof (or, in the case of the agreements contained in clauses (vii) and (viii) of SECTION 3(h), immediately upon the occurrence of such failure, without notice or lapse of time), the Secured Party may (but need not) perform or observe such agreement on behalf and in the name, place and stead of the Debtor (or, at the Secured Party's option, in the Secured Party's own name) and may (but need not) take any and all other actions which the Secured Party may reasonably deem necessary to cure or correct such failure (including, without limitation the payment of taxes, the satisfaction of security interests, liens, or encumbrances, the performance of obligations under contracts or agreements with account debtors or other obligors, the procurement and maintenance of insurance, the filing of financing statements, the endorsement of instruments, and the procurement of repairs or transportation); and, except to the extent that the effect of such payment would be to render any loan or forbearance of money usurious or otherwise illegal under any applicable law, the Debtor shall thereupon pay the Secured Party on demand the amount of all moneys expended and all costs and expenses (including reasonable attorneys' fees) incurred by the Secured Party in connection with or as a result of the Secured Party's performing or observing such agreements or taking such actions, together with interest thereon from the date expended or incurred by the Secured Party at the highest rate then applicable to any of the Obligations. To facilitate the performance or observance by the Secured Party of such agreements of the Debtor, the Debtor hereby irrevocably appoints (which appointment is coupled with an interest) the Secured Party, or its delegate, as the attorney-in-fact of the Debtor with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file, in the name and on behalf of the Debtor, any and all instruments, documents, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by the Debtor under this SECTION 3 and SECTION 4.

         4. RIGHTS OF SECURED PARTY. At any time and from time to time, whether before or after an Event of Default, the Secured Party may take any or all of the following actions:

                  (a) ACCOUNT VERIFICATION. The Secured Party may at any time and from time to time send or require the Debtor to send requests for verification of accounts or notices of assignment to account debtors and other obligors. The Secured Party may also at any time and from time to time telephone account debtors and other obligors to verify accounts.

                  (b) COLLATERAL ACCOUNT. The Secured Party may establish a collateral account for the deposit of checks, drafts and cash payments made by the Debtor's account debtors. If a collateral account is so established, the Debtor shall promptly deliver to the Secured Party, for deposit into said collateral account, all payments on Accounts and chattel paper received by it. All such payments shall be delivered to the Secured Party in the form received (except for the Debtor's endorsement where necessary). Until so deposited, all payments on Accounts and chattel paper received by the Debtor shall be held in trust by the Debtor for and as the property of the Secured Party and shall not be commingled with any funds or property of the Debtor. All deposits in said collateral account shall constitute proceeds of Collateral and shall not constitute payment of any Obligation. Unless otherwise agreed in writing, the Debtor shall have no right to withdraw amounts on deposit in any collateral account.

                  (c) LOCKBOX. The Secured Party may, by notice to the Debtor, require the Debtor to direct each of its account debtors to make payment directly to a special lockbox to be under the control of the Secured Party. The Debtor hereby authorizes and directs the Secured Party to deposit all checks, drafts and cash payments received in said lockbox into the collateral account established as set forth above.

                  (d) DIRECT COLLECTION. The Secured Party may notify any account debtor, or any other person obligated to pay any amount due, that such chattel paper, Account, or other right to payment has been assigned or transferred to the Secured Party for security and shall be paid directly to the Secured Party. At any time after the Secured Party or the Debtor gives such notice to an account debtor or other obligor, the Secured Party may (but need not), in its own name or in the Debtor's name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such chattel paper, Account, or other right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor.

         5. ASSIGNMENT OF INSURANCE. The Debtor hereby assigns to the Secured Party, as additional security for the payment of the Obligations, any and all moneys (including but not limited to proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of the Debtor under or with respect to, any and all policies of insurance covering the Collateral, and the Debtor hereby directs the issuer of any such policy to pay any such moneys directly to the Secured Party. After the occurrence of an Event of Default, the Secured Party may (but need not), in its own name or in the Debtor's name, execute and deliver proofs of claim, receive all such moneys, endorse checks and other instruments representing payment of such moneys, and adjust, litigate, compromise or release any claim against the issuer of any such policy.

         6. EVENTS OF DEFAULT. Each of the following occurrences shall constitute an event of default under this Agreement (herein called "Event of Default"): (i) an Event of Default shall occur under the Credit Agreement; or
(ii) the Debtor shall fail to pay any or all of the Obligations when due or (if payable on demand) on demand; or (iii) the Debtor shall fail to observe or perform any covenant or agreement herein binding on it.

         7. REMEDIES UPON EVENT OF DEFAULT. Upon the occurrence of an Event of Default and at any time thereafter, the Secured Party may exercise any one or more of the following rights and remedies: (i) declare all unmatured Obligations to be immediately due and payable, and the same shall thereupon be immediately due and payable, without presentment or other notice or demand; (ii) exercise and enforce any or all rights and remedies available upon default to a secured party under the UCC, including but not limited to the right to take possession of any Collateral, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which the Debtor hereby expressly waives), and the right to sell, lease or otherwise dispose of any or all of the Collateral, and in connection therewith, the Secured Party may require the Debtor to make the Collateral available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties, and if notice to the Debtor of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in SECTION 9) at least ten (10) days prior to the date of intended disposition or other action; (iii) exercise or enforce any or all other rights or remedies available to the Secured Party by law or agreement against the Collateral, against the Debtor or against any other person or property. The Secured Party is hereby granted a nonexclusive, worldwide and royalty-free license to use or otherwise exploit all Intellectual Property Rights owned by or licensed to the Debtor that the Secured Party deems necessary or appropriate to the disposition of any Collateral.

         8. OTHER PERSONAL PROPERTY. Unless at the time the Secured Party takes possession of any tangible Collateral, or within seven days thereafter, the Debtor gives written notice to the Secured Party of the existence of any goods, papers or other property of the Debtor, not affixed to or constituting a part of such Collateral, but which are located or found upon or within such Collateral, describing such property, the Secured Party shall not be responsible or liable to the Debtor for any action taken or omitted by or on behalf of the Secured Party with respect to such property.

         9. NOTICES; REQUESTS FOR ACCOUNTING. All notices and other communications hereunder shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, or (d) transmitted by telecopy, in each case addressed or telecopied to the party to whom notice is being given at its address or telecopier number as set forth below its signature or, as to each party, at such other address or telecopier number as may hereafter be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communications shall be deemed to have been given on (i) the date received if personally delivered, (ii) when deposited in the mail if delivered by mail,
(iii) the date sent if sent by overnight courier, or (iv) the date of transmission if delivered by telecopy. All requests under Section 9-210 of the UCC (i) shall be made in a writing signed by an authorized person, (ii) shall be personally delivered, sent by registered or certified mail, return receipt requested, or by overnight courier of national reputation (iii) shall be deemed to be sent when received by the Secured Party and (iv) shall otherwise comply with the requirements of Section 9-210. The Debtor requests that the Secured Party respond to all such requests which on their face appear to come from an authorized individual and releases the Secured Party from any liability for so responding. The Debtor shall pay Secured Party the maximum amount allowed by law for responding to such requests.

         10. MISCELLANEOUS. This Agreement has been duly and validly authorized by all necessary corporate action. This Agreement does not contemplate a sale of accounts, or chattel paper. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by the Secured Party, and, in the case of amendment or modification, in a writing signed by the Debtor. A waiver signed by the Secured Party shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of the Secured Party's rights or remedies. All rights and remedies of the Secured Party shall be cumulative and may be exercised singularly or concurrently, at the Secured Party's option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. The Secured Party's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if the Secured Party exercises reasonable care in physically safekeeping such Collateral or, in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and the Secured Party need not otherwise preserve, protect, insure or care for any Collateral. The Secured Party shall not be obligated to preserve any rights the Debtor may have against prior parties, to realize on the Collateral at all or in any particular manner or order, or to apply any cash proceeds of Collateral in any particular order of application. This Agreement shall be binding upon and inure to the benefit of the Debtor and the Secured Party and their respective successors and assigns and shall take effect when signed by the Debtor and delivered to the Secured Party, and the Debtor waives notice of the Secured Party's acceptance hereof. The Secured Party may execute this Agreement if appropriate for the purpose of filing, but the failure of the Secured Party to execute this Agreement shall not affect or impair the validity or effectiveness of this Agreement. This Agreement shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Minnesota. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations. The parties hereto hereby (i) consent to the personal jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related to this Agreement; (ii) waive any argument that venue in any such forum is not convenient, (iii) agree that any litigation initiated by the Secured Party or the Debtor in connection with this Agreement or the other Loan Documents may be venued in either the state or federal courts located in Hennepin County, Minnesota; and (iv) agree that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

          THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR
              PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.



            [The remainder of this page is left blank intentionally.]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.



WELLS FARGO CREDIT, INC.                MOUNTAIN COMPRESSED AIR, INC.


By /S/ MICHELLE GUETTER                 By /S/ MUNAWAR HIDAYATALLAH
   Michelle Guetter, Vice President        Chairman and Chief Executive Officer

Address:                                Address:
MAC T5698-030                           5075 Westheimer, Suite 890
40 N.E. Loop 410, Suite 340             Houston, Texas  77056
San Antonio, Texas 78216                Attention: Chief Financial Officer
Attention: Michelle Guetter             Organizational ID number: 01613850



                                SIGNATURE PAGE TO
                               SECURITY AGREEMENT
                         (MOUNTAIN COMPRESSED AIR, INC.)

                                                                       EXHIBIT A

                             LOCATION OF COLLATERAL

                                                                       EXHIBIT B



                                LEGAL DESCRIPTION

                                                                       EXHIBIT C


                                 PERMITTED LIENS

                               SECURITY AGREEMENT
                                    (OILQUIP)

         This Security Agreement (this "Agreement"), dated as of December 7, 2004, is made by and between Oilquip Rentals, Inc., a Delaware corporation (the "Debtor"), and Wells Fargo Credit, Inc., a Minnesota corporation (the "Secured Party").

                  Pursuant to an Amended and Restated Credit and Security Agreement dated as of December 7, 2004 (as the same may be amended, supplemented or restated from time to time, the "Credit Agreement"), the Secured Party may extend credit accommodations to Allis-Chalmers Corporation, a Delaware corporation, Strata Directional Technology, Inc., a Texas corporation, Jens' Oil Field Service, Inc., a Texas corporation, and Safco-Oil Field Products, Inc., a Texas corporation (collectively, the "Borrower").

                  As a condition to extending credit to the Borrower, the Secured Party has required the execution and delivery of the Debtor's Guaranty of even date herewith, guaranteeing the payment and performance of all obligations of the Borrower arising under or pursuant to the Credit Agreement (the "Guaranty").

                  As a further condition to extending credit to the Borrower under the Credit Agreement, the Secured Party has required the execution and delivery of this Agreement by the Debtor.

                  ACCORDINGLY, in consideration of the mutual covenants contained in the Credit Agreement and herein, the parties hereby agree as follows:

         1. DEFINITIONS. All terms defined in the recitals hereto and the Credit Agreement that are not otherwise defined herein shall have the meanings given them in the recitals and the Credit Agreement. All terms defined in the UCC and not otherwise defined herein have the meanings assigned to them in the UCC. In addition, the following terms have the meanings set forth below or in the referenced Section of this Agreement:

                  "Accounts" means all of the Debtor's accounts, as such term is defined in the UCC, including each and every right of the Debtor to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or otherwise arises under any contract or agreement, whether such right to payment is created, generated or earned by the Debtor or by some other person who subsequently transfers such person's interest to the Debtor, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all Liens) which the Debtor may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any property of such account debtor or other obligor; all including but not limited to all present and future accounts, contract rights, loans and obligations receivable, chattel papers, bonds, notes and other debt instruments, tax refunds and rights to payment in the nature of general intangibles.

                  "Collateral" means all of the Debtor's Accounts, chattel paper, deposit accounts, documents, Equipment, General Intangibles, goods, instruments, Inventory, Investment Property, letter-of-credit rights, letters of credit, all sums on deposit in any Collateral Account, and any items in any Lockbox; together with (i) all substitutions and replacements for and products of any of the foregoing; (ii) in the case of all goods, all accessions; (iii) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any goods; (iv) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods; (v) any money, or other assets of the Debtor that now or hereafter come into the possession, custody, or control of the Lender; and (vi) proceeds of any and all of the foregoing.

                  "Equipment" means all of the Debtor's equipment, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and recordkeeping equipment, parts, tools, supplies, and including specifically the goods described in any equipment schedule or list herewith or hereafter furnished to the Lender by the Debtor.

                  "Event of Default" has the meaning given in SECTION 6 hereof.

                  "General Intangibles" means all of the Debtor's general intangibles, as such term is defined in the UCC, whether now owned or hereafter acquired, including all present and future Intellectual Property Rights, customer or supplier lists and contracts, manuals, operating instructions, permits, franchises, the right to use the Debtor's name, and the goodwill of the Debtor's business.

                  "Intellectual Property Rights" means all actual or prospective rights arising in connection with any intellectual property or other proprietary rights, including all rights arising in connection with copyrights, patents, service marks, trade dress, trade secrets, trademarks, trade names or mask works.

                  "Inventory" means all of the Debtor's inventory, as such term is defined in the UCC, whether now owned or hereafter acquired, whether consisting of whole goods, spare parts or components, supplies or materials, whether acquired, held or furnished for sale, for lease or under service contracts or for manufacture or processing, and wherever located.

                  "Investment Property" means all of the Debtor's investment property, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all securities, security entitlements, securities accounts, commodity contracts, commodity accounts, stocks, bonds, mutual fund shares, money market shares and U.S. Government securities.

                  "Lien" means any security interest, mortgage, deed of trust, pledge, lien, charge, encumbrance, title retention agreement or analogous instrument or device, including the interest of each lessor under any capitalized lease and the interest of any bondsman under any payment or performance bond, in, of or on any assets or properties of a person, whether now owned or hereafter acquired and whether arising by agreement or operation of law.

                  "Obligations" means each and every debt, liability and obligation of every type and description which the Debtor may now or at any time hereafter owe to the Secured Party, whether such debt, liability or obligation now exists or is hereafter created or incurred and whether it is or may be direct or indirect, due or to become due, or absolute or contingent, including without limitation all obligations under the Guaranty.

                  "Permitted Liens" means (i) the Security Interest, (ii) covenants, restrictions, rights, easements and minor irregularities in title which do not materially interfere with the Debtor's business or operations as presently conducted, and (iii) Liens in existence on the date hereof and described on EXHIBIT C hereto.

                  "Security Interest" has the meaning given in SECTION 2 hereof.

                  "UCC" means Uniform Commercial Code as in effect from time to time in the State of Minnesota.

         2. SECURITY INTEREST. The Debtor hereby grants the Secured Party a security interest (the "Security Interest") in the Collateral to secure payment of the Obligations.

         3. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. The Debtor hereby represents, warrants and agrees as follows:

                  (a) TITLE. The Debtor (i) has absolute title to each item of Collateral in existence on the date hereof, free and clear of all Liens except Permitted Liens, (ii) will have, at the time the Debtor acquires any rights in Collateral hereafter arising, absolute title to each such item of Collateral free and clear of all Liens except Permitted Liens,
         (iii) will keep all Collateral free and clear of all Liens except Permitted Liens, and (iv) will defend the Collateral against all claims or demands of all persons other than the Secured Party. The Debtor will not sell or otherwise dispose of the Collateral or any interest therein, outside the ordinary course of business, without the prior written consent of the Secured Party.

                  (b) CHIEF EXECUTIVE OFFICE; IDENTIFICATION NUMBERS. The Debtor's chief executive office and principal place of business is located at the address set forth under its signature below. The Debtor's federal employer identification number and organizational identification number are correctly set forth under its signature below.

                  (c) LOCATION OF COLLATERAL. As of the date hereof, the tangible Collateral is located only in the states and at the addresses identified on EXHIBIT A hereto.

                  (d) CHANGES IN NAME, CONSTITUENT DOCUMENTS, LOCATION. The Debtor will not change its name, articles of incorporation or bylaws, or jurisdiction of organization, without the prior written consent of the Secured Party. The Debtor will not change its business address, without prior written notice to the Secured Party.

                  (e) FIXTURES. The Debtor will not permit any tangible Collateral to become part of or to be affixed to any real property without first assuring to the reasonable satisfaction of the Secured Party that the Security Interest will be prior and senior to any Lien then held or thereafter acquired by any mortgagee of such real property or the owner or purchaser of any interest therein. If any part or all of the tangible Collateral is now or will become so related to particular real estate as to be a fixture, the real estate concerned and the name of the record owner are accurately set forth in EXHIBIT B hereto.

                  (f) RIGHTS TO PAYMENT. Each right to payment and each instrument, document, chattel paper and other agreement constituting or evidencing Collateral is (or will be when arising, issued or assigned to the Secured Party) the valid, genuine and legally enforceable obligation, subject to no defense, setoff or counterclaim (other than those arising in the ordinary course of business), of the account debtor or other obligor named therein or in the Debtor's records pertaining thereto as being obligated to pay such obligation. The Debtor will neither agree to any material modification or amendment nor agree to any forbearance, release or cancellation of any such obligation, and will not subordinate any such right to payment to claims of other creditors of such account debtor or other obligor.

                  (g) COMMERCIAL TORT CLAIMS. Promptly upon knowledge thereof, the Debtor will deliver to the Secured Party notice of any commercial tort claims it may bring against any person, including the name and address of each defendant, a summary of the facts, an estimate of the Debtor's damages, copies of any complaint or demand letter submitted by the Debtor, and such other information as the Lender may request. Upon request by the Secured Party, the Debtor will grant the Secured Party a security interest in all commercial tort claims it may have against any person.

                  (h) MISCELLANEOUS COVENANTS. The Debtor will:

                           (i) keep all tangible Collateral in good repair,
                  working order and condition, normal depreciation excepted, and will, from time to time, replace any worn, broken or defective parts thereof;

                           (ii) promptly pay all taxes and other governmental
                  charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the Security Interest;

                           (iii) at all reasonable times, permit the Secured
                  Party or its representatives to examine or inspect any Collateral, wherever located, and to examine, inspect and copy the Debtor's books and records pertaining to the Collateral and its business and financial condition and to send and discuss with account debtors and other obligors requests for verifications of amounts owed to the Debtor;

                           (iv) keep accurate and complete records pertaining to
                  the Collateral and pertaining to the Debtor's business and financial condition and submit to the Secured Party such periodic reports concerning the Collateral and the Debtor's business and financial condition as the Secured Party may from time to time reasonably request;

                           (v) promptly notify the Secured Party of any loss of
                  or material damage to any Collateral or of any adverse change, known to the Debtor, in the prospect of payment of any sums due on or under any instrument, chattel paper, or account constituting Collateral;

                           (vi) if the Secured Party at any time so requests
                  (after the occurrence of an Event of Default), promptly deliver to the Secured Party any instrument, document or chattel paper constituting Collateral, duly endorsed or assigned by the Debtor;

                           (vii) at all times keep all tangible Collateral
                  insured against risks of fire (including so-called extended coverage), theft, collision (in case of Collateral consisting of motor vehicles) and such other risks and in such amounts as the Secured Party may reasonably request, with any such policies containing a lender loss payable endorsement acceptable to the Secured Party; (viii) from time to time authorize such financing statements as the Secured Party may reasonably require in order to perfect the Security Interest and, if any Collateral consists of a motor vehicle, execute such documents as may be required to have the Security Interest properly noted on a certificate of title;

                           (ix) pay when due or reimburse the Secured Party on
                  demand for all costs of collection of any of the Obligations and all other out-of-pocket expenses (including in each case all reasonable attorneys' fees) incurred by the Secured Party in connection with the creation, perfection, satisfaction, protection, defense or enforcement of the Security Interest or the creation, continuance, protection, defense or enforcement of this Agreement or any or all of the Obligations, including expenses incurred in any litigation or bankruptcy or insolvency proceedings;

                           (x) execute, deliver or endorse any and all
                  instruments, documents, assignments, security agreements and other agreements and writings which the Secured Party may at any time reasonably request in order to secure, protect, perfect or enforce the Security Interest and the Secured Party's rights under this Agreement; and

                           (xi) not use or keep any Collateral, or permit it to
                  be used or kept, for any unlawful purpose or in violation of any federal, state or local law, statute or ordinance.

                  (i) SECURED PARTY'S RIGHT TO TAKE ACTION. The Debtor authorizes the Secured Party to file from time to time where permitted by law, such financing statements against collateral described as "all personal property" or describing specific items of collateral including commercial tort claims as the Secured Party deems necessary or useful to perfect the Security Interest. The Debtor will not amend any financing statements in favor of the Secured Party except as permitted by law. Further, if the Debtor at any time fails to perform or observe any agreement contained in SECTION 3(h), and if such failure continues for a period of ten (10) days after the Secured Party gives the Debtor written notice thereof (or, in the case of the agreements contained in clauses (vii) and (viii) of SECTION 3(h), immediately upon the occurrence of such failure, without notice or lapse of time), the Secured Party may (but need not) perform or observe such agreement on behalf and in the name, place and stead of the Debtor (or, at the Secured Party's option, in the Secured Party's own name) and may (but need not) take any and all other actions which the Secured Party may reasonably deem necessary to cure or correct such failure (including, without limitation the payment of taxes, the satisfaction of security interests, liens, or encumbrances, the performance of obligations under contracts or agreements with account debtors or other obligors, the procurement and maintenance of insurance, the filing of financing statements, the endorsement of instruments, and the procurement of repairs or transportation); and, except to the extent that the effect of such payment would be to render any loan or forbearance of money usurious or otherwise illegal under any applicable law, the Debtor shall thereupon pay the Secured Party on demand the amount of all moneys expended and all costs and expenses (including reasonable attorneys' fees) incurred by the Secured Party in connection with or as a result of the Secured Party's performing or observing such agreements or taking such actions, together with interest thereon from the date expended or incurred by the Secured Party at the highest rate then applicable to any of the Obligations. To facilitate the performance or observance by the Secured Party of such agreements of the Debtor, the Debtor hereby irrevocably appoints (which appointment is coupled with an interest) the Secured Party, or its delegate, as the attorney-in-fact of the Debtor with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file, in the name and on behalf of the Debtor, any and all instruments, documents, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by the Debtor under this SECTION 3 and SECTION 4.

         4. RIGHTS OF SECURED PARTY. At any time and from time to time, whether before or after an Event of Default, the Secured Party may take any or all of the following actions:

                  (a) ACCOUNT VERIFICATION. The Secured Party may at any time and from time to time send or require the Debtor to send requests for verification of accounts or notices of assignment to account debtors and other obligors. The Secured Party may also at any time and from time to time telephone account debtors and other obligors to verify accounts.

                  (b) COLLATERAL ACCOUNT. The Secured Party may establish a collateral account for the deposit of checks, drafts and cash payments made by the Debtor's account debtors. If a collateral account is so established, the Debtor shall promptly deliver to the Secured Party, for deposit into said collateral account, all payments on Accounts and chattel paper received by it. All such payments shall be delivered to the Secured Party in the form received (except for the Debtor's endorsement where necessary). Until so deposited, all payments on Accounts and chattel paper received by the Debtor shall be held in trust by the Debtor for and as the property of the Secured Party and shall not be commingled with any funds or property of the Debtor. All deposits in said collateral account shall constitute proceeds of Collateral and shall not constitute payment of any Obligation. Unless otherwise agreed in writing, the Debtor shall have no right to withdraw amounts on deposit in any collateral account.

                  (c) LOCKBOX. The Secured Party may, by notice to the Debtor, require the Debtor to direct each of its account debtors to make payment directly to a special lockbox to be under the control of the Secured Party. The Debtor hereby authorizes and directs the Secured Party to deposit all checks, drafts and cash payments received in said lockbox into the collateral account established as set forth above.

                  (d) DIRECT COLLECTION. The Secured Party may notify any account debtor, or any other person obligated to pay any amount due, that such chattel paper, Account, or other right to payment has been assigned or transferred to the Secured Party for security and shall be paid directly to the Secured Party. At any time after the Secured Party or the Debtor gives such notice to an account debtor or other obligor, the Secured Party may (but need not), in its own name or in the Debtor's name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such chattel paper, Account, or other right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor.

         5. ASSIGNMENT OF INSURANCE. The Debtor hereby assigns to the Secured Party, as additional security for the payment of the Obligations, any and all moneys (including but not limited to proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of the Debtor under or with respect to, any and all policies of insurance covering the Collateral, and the Debtor hereby directs the issuer of any such policy to pay any such moneys directly to the Secured Party. After the occurrence of an Event of Default, the Secured Party may (but need not), in its own name or in the Debtor's name, execute and deliver proofs of claim, receive all such moneys, endorse checks and other instruments representing payment of such moneys, and adjust, litigate, compromise or release any claim against the issuer of any such policy.

         6. EVENTS OF DEFAULT. Each of the following occurrences shall constitute an event of default under this Agreement (herein called "Event of Default"): (i) an Event of Default shall occur under the Credit Agreement; or
(ii) the Debtor shall fail to pay any or all of the Obligations when due or (if payable on demand) on demand; or (iii) the Debtor shall fail to observe or perform any covenant or agreement herein binding on it.

         7. REMEDIES UPON EVENT OF DEFAULT. Upon the occurrence of an Event of Default and at any time thereafter, the Secured Party may exercise any one or more of the following rights and remedies: (i) declare all unmatured Obligations to be immediately due and payable, and the same shall thereupon be immediately due and payable, without presentment or other notice or demand; (ii) exercise and enforce any or all rights and remedies available upon default to a secured party under the UCC, including but not limited to the right to take possession of any Collateral, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which the Debtor hereby expressly waives), and the right to sell, lease or otherwise dispose of any or all of the Collateral, and in connection therewith, the Secured Party may require the Debtor to make the Collateral available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties, and if notice to the Debtor of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in SECTION 9) at least ten (10) days prior to the date of intended disposition or other action; (iii) exercise or enforce any or all other rights or remedies available to the Secured Party by law or agreement against the Collateral, against the Debtor or against any other person or property. The Secured Party is hereby granted a nonexclusive, worldwide and royalty-free license to use or otherwise exploit all Intellectual Property Rights owned by or licensed to the Debtor that the Secured Party deems necessary or appropriate to the disposition of any Collateral.

         8. OTHER PERSONAL PROPERTY. Unless at the time the Secured Party takes possession of any tangible Collateral, or within seven days thereafter, the Debtor gives written notice to the Secured Party of the existence of any goods, papers or other property of the Debtor, not affixed to or constituting a part of such Collateral, but which are located or found upon or within such Collateral, describing such property, the Secured Party shall not be responsible or liable to the Debtor for any action taken or omitted by or on behalf of the Secured Party with respect to such property.

         9. NOTICES; REQUESTS FOR ACCOUNTING. All notices and other communications hereunder shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, or (d) transmitted by telecopy, in each case addressed or telecopied to the party to whom notice is being given at its address or telecopier number as set forth below its signature or, as to each party, at such other address or telecopier number as may hereafter be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communications shall be deemed to have been given on (i) the date received if personally delivered, (ii) when deposited in the mail if delivered by mail,
(iii) the date sent if sent by overnight courier, or (iv) the date of transmission if delivered by telecopy. All requests under Section 9-210 of the UCC (i) shall be made in a writing signed by an authorized person, (ii) shall be personally delivered, sent by registered or certified mail, return receipt requested, or by overnight courier of national reputation (iii) shall be deemed to be sent when received by the Secured Party and (iv) shall otherwise comply with the requirements of Section 9-210. The Debtor requests that the Secured Party respond to all such requests which on their face appear to come from an authorized individual and releases the Secured Party from any liability for so responding. The Debtor shall pay Secured Party the maximum amount allowed by law for responding to such requests.

         10. MISCELLANEOUS. This Agreement has been duly and validly authorized by all necessary corporate action. This Agreement does not contemplate a sale of accounts, or chattel paper. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by the Secured Party, and, in the case of amendment or modification, in a writing signed by the Debtor. A waiver signed by the Secured Party shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of the Secured Party's rights or remedies. All rights and remedies of the Secured Party shall be cumulative and may be exercised singularly or concurrently, at the Secured Party's option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. The Secured Party's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if the Secured Party exercises reasonable care in physically safekeeping such Collateral or, in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and the Secured Party need not otherwise preserve, protect, insure or care for any Collateral. The Secured Party shall not be obligated to preserve any rights the Debtor may have against prior parties, to realize on the Collateral at all or in any particular manner or order, or to apply any cash proceeds of Collateral in any particular order of application. This Agreement shall be binding upon and inure to the benefit of the Debtor and the Secured Party and their respective successors and assigns and shall take effect when signed by the Debtor and delivered to the Secured Party, and the Debtor waives notice of the Secured Party's acceptance hereof. The Secured Party may execute this Agreement if appropriate for the purpose of filing, but the failure of the Secured Party to execute this Agreement shall not affect or impair the validity or effectiveness of this Agreement. This Agreement shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Minnesota. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations. The parties hereto hereby (i) consent to the personal jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related to this Agreement; (ii) waive any argument that venue in any such forum is not convenient, (iii) agree that any litigation initiated by the Secured Party or the Debtor in connection with this Agreement or the other Loan Documents may be venued in either the state or federal courts located in Hennepin County, Minnesota; and (iv) agree that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

          THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR
              PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.



            [The remainder of this page is left blank intentionally.]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.



WELLS FARGO CREDIT, INC.                OILQUIP RENTALS, INC.


By /S/ MICHELLE GUETTER                 By /S/ MUNAWAR H. HIDAYATALLAH
   --------------------                    ---------------------------
Michelle Guetter, Vice President           Chairman and Chief Executive Officer

Address:                                Address:
MAC T5698-030                           5075 Westheimer, Suite 890
40 N.E. Loop 410, Suite 340             Houston, Texas  77056
San Antonio, Texas 78216                Attention: Chief Financial Officer
Attention: Michelle Guetter             Organizational ID number: 3170954




                                SIGNATURE PAGE TO
                               SECURITY AGREEMENT
                                    (OILQUIP)

                                                                       EXHIBIT A

                             LOCATION OF COLLATERAL

                                                                       EXHIBIT B



                                LEGAL DESCRIPTION

                                                                       EXHIBIT C


                                 PERMITTED LIENS

                           COLLATERAL PLEDGE AGREEMENT
                                (ALLIS CHALMERS)

                             Date: December 7, 2004

DEBTOR:                    Allis-Chalmers Corporation
                           5075 Westheimer Road, Suite 890
                           Houston, Texas 77056
                           Telecopier No. (713) 369-0555

SECURED PARTY:             Wells Fargo Credit, Inc.
                           MAC T5698-030
                           40 N.E. Loop 410, Suite 340
                           San Antonio, Texas 78216
                           Telecopier No. 210-856-8989

         1. SECURITY INTEREST AND COLLATERAL. To secure the payment and performance of each and every debt, liability and obligation of every type and description that the Debtor may now or at any time hereafter owe to the Secured Party (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several; all such debts, liabilities and obligations being herein collectively referred to as the "Obligations"), the Debtor hereby grants the Secured Party a security interest (herein called the "Security Interest") in all property of any kind now or at any time hereafter owned by the Debtor, or in which the Debtor may now or hereafter have an interest, which may now be or may at any time hereafter (i) come into the possession or control of the Secured Party or into the possession or control of the Secured Party's agents or correspondents, whether such possession or control is given for collateral purposes or for safekeeping; or
(ii) be transferred or assigned to the Secured Party by any means permitted under Article 8 of the Uniform Commercial Code including, but not limited to, common stock of Oilquip Rentals, Inc., a Delaware corporation, together with all rights in connection with such property (the "Collateral").

         2. REPRESENTATIONS, WARRANTIES AND COVENANTS. The Debtor represents, warrants and covenants that:

                  (a) The Debtor will duly endorse, in blank, each and every instrument constituting Collateral by signing on said instrument or by signing a separate document of assignment or transfer, if required by the Secured Party.

                  (b) The Debtor is the owner of the Collateral free and clear of all liens, encumbrances, security interests and restrictions, except the Security Interest and any restrictive legend appearing on any instrument constituting Collateral.

                  (c) The Debtor will keep the Collateral free and clear of all liens, encumbrances and security interests, except the Security Interest and any restrictive legend appearing on any instrument constituting Collateral.

                  (d) The Debtor will pay, when due, all taxes and other governmental charges levied or assessed upon or against any Collateral.

                  (e) At any time, upon request by the Secured Party, the Debtor will deliver to the Secured Party all notices, financial statements, reports or other communications received by the Debtor as an owner or holder of the Collateral.

                  (f) The Debtor will upon receipt deliver to the Secured Party in pledge as additional Collateral all securities distributed on account of the Collateral such as stock dividends and securities resulting from stock splits, reorganizations and recapitalizations.

         3. RIGHTS OF THE SECURED PARTY. The Debtor agrees that the Secured Party may at any time, whether before or after the occurrence of an Event of Default and without notice or demand of any kind, (i) notify the obligor on or issuer of any Collateral to make payment to the Secured Party of any amounts due or distributable thereon; (ii) in the Debtor's name or the Secured Party's name enforce collection of any Collateral by suit or otherwise, or surrender, release or exchange all or any part of it, or compromise, extend or renew for any period any obligation evidenced by the Collateral; (iii) receive all proceeds of the Collateral; and (iv) hold any increase or profits received from the Collateral as additional security for the Obligations, except that any money received from the Collateral shall, at the Secured Party's option, be applied in reduction of the Obligations, in such order of application as the Secured Party may determine, or be remitted to the Debtor.

         4. EVENTS OF DEFAULT. Each of the following occurrences shall constitute an event of default under this Agreement (herein called "Event of Default"): (i) the Debtor shall fail to pay any or all of the Obligations when due or (if payable on demand) on demand, or the Debtor shall fail to observe or perform any covenant or agreement herein binding on it; (ii) any representation or warranty by the Debtor set forth in this Agreement or made to the Secured Party in any financial statements or reports submitted to the Secured Party by or on behalf of the Debtor shall prove materially false or misleading; (iii) an Event of Default, as defined in any credit agreement or other instrument or agreement evidencing or governing any or all of the Obligations, shall occur.

         5. REMEDIES UPON EVENT OF DEFAULT. Upon the occurrence of an Event of Default and at any time thereafter, the Secured Party may exercise any one or more of the following rights or remedies: (i) declare all unmatured Obligations to be immediately due and payable, and the same shall thereupon be immediately due and payable, without presentment or other notice or demand; (ii) exercise all voting and other rights as a holder of the Collateral; (iii) exercise and enforce any or all rights and remedies available upon default to a secured party under the Uniform Commercial Code as in effect from time to time in the state of Minnesota, including the right to offer and sell the Collateral privately to purchasers who will agree to take the Collateral for investment and not with a view to distribution and who will agree to the imposition of restrictive legends on the certificates representing the Collateral, and the right to arrange for a sale which would otherwise qualify as exempt from registration under the Securities Act of 1933; and if notice to the Debtor of any intended disposition of the Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given at least ten (10) days prior to the date of intended disposition or other action; (iv) exercise or enforce any or all other rights or remedies available to the Secured Party by law or agreement against the Collateral, against the Debtor or against any other person or property.

         6. MISCELLANEOUS. Any disposition of the Collateral in the manner provided in SECTION 5 hereof shall be deemed commercially reasonable. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by the Secured Party. A waiver signed by the Secured Party shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of the Secured Party's rights or remedies. All rights and remedies of the Secured Party shall be cumulative and may be exercised singularly or concurrently, at the Secured Party's option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. All notices to be given to the Debtor shall be deemed sufficiently given if delivered or mailed by registered or certified mail, postage prepaid, or by telecopier to the Debtor at its address or telecopier number, as the case may be, set forth above or at the most recent address or telecopier number shown on the Secured Party's records. All requests under Section 9-210 of the Uniform Commercial Code (i) shall be made in a writing signed by a person authorized under Section 2.2(a) of the Credit Agreement, (ii) shall be personally delivered, sent by registered or certified mail, return receipt requested, or by overnight courier of national reputation, (iii) shall be deemed to be sent when received by the Secured Party and (iv) shall otherwise comply with the requirements of Section 9-210. The Debtor requests that the Secured Party respond to all such requests which on their face appear to come from an authorized individual and releases the Secured Party from any liability for so responding. The Debtor shall pay Secured Party the maximum amount allowed by law for responding to such requests. The Secured Party's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if the Secured Party exercises reasonable care in physically safekeeping such Collateral or, in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and the Secured Party need not otherwise preserve, protect, insure or care for any Collateral. The Secured Party shall not be obligated to preserve any rights the Debtor may have against prior parties, to exercise at all or in any particular manner any voting rights which may be available with respect to any Collateral, to realize on the Collateral at all or in any particular manner or order, or to apply any cash proceeds of Collateral in any particular order of application. The Debtor will reimburse the Secured Party for all expenses (including reasonable attorneys' fees and legal expenses) incurred by the Secured Party in the protection, defense or enforcement of the Security Interest, including expenses incurred in any litigation or bankruptcy or insolvency proceedings. This Agreement shall be binding upon and inure to the benefit of the Debtor and the Secured Party and their respective heirs, representatives, successors and assigns and shall take effect when signed by the Debtor and delivered to the Secured Party, and the Debtor waives notice of the Secured Party's acceptance hereof. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations. If this Agreement is signed by more than one person as the Debtor, the term "Debtor" shall refer to each of them separately and to both or all of them jointly; all such persons shall be bound both severally and jointly with the other(s); and all property described in SECTION 1 hereof shall be included as part Collateral, whether it is owned jointly by both or all Debtors or is owned in whole or in part by one (or more) of them. This Agreement shall be governed by the internal laws (other than conflict laws) of the state of Minnesota and, unless the context otherwise requires, all terms used herein which are defined in Articles 1 and 9 of the Uniform Commercial Code, as in effect in Minnesota, shall have the meanings therein stated. Each party consents to the personal jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related to this Agreement, waives any argument that venue in any such forum is not convenient, and agrees that any litigation initiated by any of them in connection with this Agreement may be venued in either the state and federal courts located in Hennepin County, Minnesota.

THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

            [The remainder of this page is left blank intentionally.]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



                               ALLIS-CHALMERS CORPORATION


                               By: /S/ MUNAWAR HIDAYATALLAH
                                   ---------------------------------------------
                                   Munawar Hidayatallah, Chief Executive Officer



                                SIGNATURE PAGE TO
                           COLLATERAL PLEDGE AGREEMENT
                                (ALLIS-CHALMERS)

                           COLLATERAL PLEDGE AGREEMENT
                                    (OILQUIP)

                             Date: December 7, 2004

DEBTOR:                    OilQuip Rentals, Inc.
                           5075 Westheimer, Suite 890
                           Houston, TX 77056
                           Telecopier No. (713) 369-0550

SECURED PARTY:             Wells Fargo Credit, Inc.
                           MAC T5698-030
                           40 N.E. Loop 410, Suite 340
                           San Antonio, Texas 78216
                           Telecopier No. 210-856-8989

         1. SECURITY INTEREST AND COLLATERAL. To secure the payment and performance of each and every debt, liability and obligation of every type and description that Allis-Chalmers Corporation, a Delaware corporation (the "Borrower") may now or at any time hereafter owe to the Secured Party (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several; all such debts, liabilities and obligations being herein collectively referred to as the "Obligations"), the Debtor hereby grants the Secured Party a security interest (herein called the "Security Interest") in all property of any kind now or at any time hereafter owned by the Debtor, or in which the Debtor may now or hereafter have an interest, which may now be or may at any time hereafter (i) come into the possession or control of the Secured Party or into the possession or control of the Secured Party's agents or correspondents, whether such possession or control is given for collateral purposes or for safekeeping; or (ii) be transferred or assigned to the Secured Party by any means permitted under Article 8 of the Uniform Commercial Code including, but is not limited to, common stock of Mountain Compressed Air, Inc., a Texas corporation, together with all rights in connection with such property (the "Collateral").

         2. REPRESENTATIONS, WARRANTIES AND COVENANTS. The Debtor represents, warrants and covenants that:

                  (a) The Debtor will duly endorse, in blank, each and every instrument constituting Collateral by signing on said instrument or by signing a separate document of assignment or transfer, if required by the Secured Party.

                  (b) The Debtor is the owner of the Collateral free and clear of all liens, encumbrances, security interests and restrictions, except the Security Interest and any restrictive legend appearing on any instrument constituting Collateral.

                  (c) The Debtor will keep the Collateral free and clear of all liens, encumbrances and security interests, except the Security Interest and any restrictive legend appearing on any instrument constituting Collateral.

                  (d) The Debtor will pay, when due, all taxes and other governmental charges levied or assessed upon or against any Collateral.

                  (e) At any time, upon request by the Secured Party, the Debtor will deliver to the Secured Party all notices, financial statements, reports or other communications received by the Debtor as an owner or holder of the Collateral.

                  (f) The Debtor will upon receipt deliver to the Secured Party in pledge as additional Collateral all securities distributed on account of the Collateral such as stock dividends and securities resulting from stock splits, reorganizations and recapitalizations.

         3. RIGHTS OF THE SECURED PARTY. The Debtor agrees that the Secured Party may at any time, whether before or after the occurrence of an Event of Default and without notice or demand of any kind, (i) notify the obligor on or issuer of any Collateral to make payment to the Secured Party of any amounts due or distributable thereon; (ii) in the Debtor's name or the Secured Party's name enforce collection of any Collateral by suit or otherwise, or surrender, release or exchange all or any part of it, or compromise, extend or renew for any period any obligation evidenced by the Collateral; (iii) receive all proceeds of the Collateral; and (iv) hold any increase or profits received from the Collateral as additional security for the Obligations, except that any money received from the Collateral shall, at the Secured Party's option, be applied in reduction of the Obligations, in such order of application as the Secured Party may determine, or be remitted to the Debtor.

         4. EVENTS OF DEFAULT. Each of the following occurrences shall constitute an event of default under this Agreement (herein called "Event of Default"): (i) the Borrower shall fail to pay any or all of the Obligations when due or (if payable on demand) on demand, or the Borrower shall fail to observe or perform any covenant or agreement herein binding on it; (ii) any representation or warranty by the Debtor set forth in this Agreement or made to the Secured Party in any financial statements or reports submitted to the Secured Party by or on behalf of the Debtor shall prove materially false or misleading; (iii) an Event of Default, as defined in any credit agreement or other instrument or agreement evidencing or governing any or all of the Obligations, shall occur.

         5. REMEDIES UPON EVENT OF DEFAULT. Upon the occurrence of an Event of Default and at any time thereafter, the Secured Party may exercise any one or more of the following rights or remedies: (i) declare all unmatured Obligations to be immediately due and payable, and the same shall thereupon be immediately due and payable, without presentment or other notice or demand; (ii) exercise all voting and other rights as a holder of the Collateral; (iii) exercise and enforce any or all rights and remedies available upon default to a secured party under the Uniform Commercial Code as in effect from time to time in the state of Minnesota, including the right to offer and sell the Collateral privately to purchasers who will agree to take the Collateral for investment and not with a view to distribution and who will agree to the imposition of restrictive legends on the certificates representing the Collateral, and the right to arrange for a sale which would otherwise qualify as exempt from registration under the Securities Act of 1933; and if notice to the Debtor of any intended disposition of the Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given at least ten (10) days prior to the date of intended disposition or other action; (iv) exercise or enforce any or all other rights or remedies available to the Secured Party by law or agreement against the Collateral, against the Debtor or against any other person or property.

         6. MISCELLANEOUS. Any disposition of the Collateral in the manner provided in SECTION 5 hereof shall be deemed commercially reasonable. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by the Secured Party. A waiver signed by the Secured Party shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of the Secured Party's rights or remedies. All rights and remedies of the Secured Party shall be cumulative and may be exercised singularly or concurrently, at the Secured Party's option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. All notices to be given to the Debtor shall be deemed sufficiently given if delivered or mailed by registered or certified mail, postage prepaid, or by telecopier to the Debtor at its address or telecopier number, as the case may be, set forth above or at the most recent address or telecopier number shown on the Secured Party's records. All requests under Section 9-210 of the Uniform Commercial Code (i) shall be made in a writing signed by a person authorized under Section 2.2(a) of the Credit Agreement, (ii) shall be personally delivered, sent by registered or certified mail, return receipt requested, or by overnight courier of national reputation (iii) shall be deemed to be sent when received by the Secured Party and (iv) shall otherwise comply with the requirements of Section 9-210. The Debtor requests that the Secured Party respond to all such requests which on their face appear to come from an authorized individual and releases the Secured Party from any liability for so responding. The Debtor shall pay Secured Party the maximum amount allowed by law for responding to such requests. The Secured Party's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if the Secured Party exercises reasonable care in physically safekeeping such Collateral or, in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and the Secured Party need not otherwise preserve, protect, insure or care for any Collateral. The Secured Party shall not be obligated to preserve any rights the Debtor may have against prior parties, to exercise at all or in any particular manner any voting rights which may be available with respect to any Collateral, to realize on the Collateral at all or in any particular manner or order, or to apply any cash proceeds of Collateral in any particular order of application. The Debtor will reimburse the Secured Party for all expenses (including reasonable attorneys' fees and legal expenses) incurred by the Secured Party in the protection, defense or enforcement of the Security Interest, including expenses incurred in any litigation or bankruptcy or insolvency proceedings. This Agreement shall be binding upon and inure to the benefit of the Debtor and the Secured Party and their respective heirs, representatives, successors and assigns and shall take effect when signed by the Debtor and delivered to the Secured Party, and the Debtor waives notice of the Secured Party's acceptance hereof. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations. If this Agreement is signed by more than one person as the Debtor, the term "Debtor" shall refer to each of them separately and to both or all of them jointly; all such persons shall be bound both severally and jointly with the other(s); and all property described in SECTION 1 hereof shall be included as part Collateral, whether it is owned jointly by both or all Debtors or is owned in whole or in part by one (or more) of them. This Agreement shall be governed by the internal laws (other than conflict laws) of the state of Minnesota and, unless the context otherwise requires, all terms used herein which are defined in Articles 1 and 9 of the Uniform Commercial Code, as in effect in Minnesota, shall have the meanings therein stated. Each party consents to the personal jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related to this Agreement, waives any argument that venue in any such forum is not convenient, and agrees that any litigation initiated by any of them in connection with this Agreement may be venued in either the state and federal courts located in Hennepin County, Minnesota.

THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.


            [The remainder of this page is left blank intentionally.]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



                                   OILQUIP RENTALS, INC.



                                   By: /S/ MUNAWAR HIDAYATALLAH
                                       -----------------------------------------
                                       Its: Chairman and Chief Executive Officer




                                SIGNATURE PAGE TO
                           COLLATERAL PLEDGE AGREEMENT
                                    (OILQUIP)